Risk management	12 Months Ended
Dec. 31, 2020
Risk management
Risk management	Risk management
a) Cornerstones of the risk function
Grupo Santander´s risk principles below are compulsory. They comply with regulatory requirements and are inspired by best market practices:
1.All employees are risk managers. Employees must understand the risks inherent in their jobs, avoiding them wherever the impact is unknown or exceeds our risk appetite.
2.Engagement of top management, who must act and communicate to manage risks consistently, supervise our risk culture and make sure we keep our risk profile within our risk appetite.
3.Independent risk management and control functions, consistent with our model of three lines of defence.
4.A forward-looking, comprehensive approach to risk management and control for all businesses and risk types.
5.Detailed, timely information to detect, assess, manage and report risks to the appropriate level of management.
Grupo Santander’s holistic control structure stands on these principles, plus a series of strategic tools and procedures embedded in
1. Main risks of the group's financial instruments
Grupo Santander's classification of risks ensures effective risk management, control and reporting. Our risk framework distinguishes these key risk types:
•Credit risk relates to financial loss arising from the default or credit quality deterioration of a customer or counterparty, to which Santander has directly provided credit or assumed a contractual obligation.
•Market risk results from changes in interest rates, exchange rates, equities, commodities and other market factors, and from their effect on profit or capital.
•Liquidity risk occurs if liquid financial resources are not enough to meet due obligations or can only be obtained at a high cost.
•Structural risk relates to the changing value or margin of assets or liabilities in the banking book owing to changes in market factors and balance sheet behaviour. It includes risks from insurance, pension activities or an inadequate quantity or quality of capital to fulfil internal business objectives, regulatory requirements or market expectations.
•Operational risk is the possibility of losses from inadequate or failed internal processes, people and systems or from external events. It includes legal risk and conduct risk.
•Regulatory compliance risk is the risk of not fulfilling legal and regulatory requirements and supervisors´expectations, and may lead to fines, financial penalties or other sanctions.
•Model risk involves potential losses resulting from inaccurate predictions that lead to sub-optimal decision-making, or from a misuse or inadequate implementation of a model.
•Reputational risk consists of potential losses from damage to its reputation amongst employees, customers, shareholders/investors and the wider community.
•Strategic risk relates to losses or damage to the medium- and long-term interests of key stakeholders owing to strategic decision-making, poor execution of strategy or failure to adapt to external developments.
Grupo Santander also considers environmental and climate-related risk drivers (whether physical or transition-led) as factors that could impact the exiting risks in the medium and long-term.
2. Risk governance
Grupo Santander has a robust risk governance structure, aimed at ensuring the effective control of its risk profile in accordance with the risk appetite defined by the board of directors.
The board of directors is responsible for approving the general framework for risk management and control.
This governance structure is underpinned by the distribution of roles among the three lines of defence, a robust structure of committees and a strong relationship between the Group and its subsidiaries. All led by the Group-wide risk culture, Risk Pro.
2.1 Lines of defense
At Santander, we follow a three lines of defence model to ensure effective risk management and control:
•First line: Businesses and functions that originate risks make up the first line of defence, which identifies, measures, controls, monitors and reports risks. It adheres to all risk management policies and procedures, making sure risks fit within risk appetite and other limits.
•Second line: The Risk and Compliance & Conduct functions form the second line of defence to provide independent oversight and challenge to risk management decisions from the first line. The second line of defence ensures risks are managed according to risk appetite, strenghtening our risk culture across Grupo Santander.
•Third line: The Internal Audit function is independent to assure senior management about the quality and effectiveness of internal controls, risk management. governance and systems, helping to safeguard our value, solvency and reputation.
The Risk, Compliance & Conduct and Internal Audit functions are separate and independent. Each has its own direct access to the board of directors and its committees.
2.2 Risk and Compliance committee structure
The board of directors' duties include risk and compliance management and control. It regularly revises and approves risk appetite and frameworks, strengthening and promoting our risk culture. In its duties, the board is supported by the risk supervision, regulation and compliance committee and the Grupo Santander executive committee.
The Group chief risk officer (Group CRO) is responsible for devising risk strategy, overseeing all risks, and challenging and advising business lines on their risk management.
The Group chief compliance officer (Group CCO) promotes the adherence to rules, supervisory requirements, principles of good conduct and values. This role determines the compliance and conduct strategy, and independently oversees and challenges the compliance and conduct risk management of the first line of defence.
Both the Group CRO and CCO have direct access, and report to, the risk supervision, regulation and compliance committee and the board of directors.
The executive risk, risk control and general compliance committees are also at the top of Grupo Santander's risk and compliance governance, with authority delegated by the board of directors. Further detail is provided in the table below:

	Executive risk committee (ERC)	Risk control committee (RCC)	General compliance committee

Duties:

This committee is responsible for risk management duties delegated by the board, being authorized to accept, modify or scale those actions or transactions that may expose the entity to a relevant risk as well as the most significant models. It takes the highest-level risk-related decisions within the group’s risk appetite.

This committee is responsible for risk control and for providing a holistic view of all risks. It determines if the risks business lines are being managed according to risk appetite. It also identifies, monitors and evaluates the impact of current and emerging risks on the group's risk profile.

The committee is responsible for reviewing significant compliance and conduct risk events, and evaluating related measures. It devises and assesses corrective actions for compliance risks owing to shortcomings in management and control or new risks.

Chair:	CEO	Group CRO	Group CCO

Composition:	Nominated executive directors and other senior managers from the Risk, Finance and Compliance & Conduct functions (the Group CRO has veto power over committee resolutions).	Senior managers from the Risk, Compliance & Conduct, Finance, Accounting and Management Control functions (CRO from subsidiaries regularly report on their own risk profiles).	Senior managers from the Compliance & Conduct, Risk, Accounting and Management functions. The committee chair has a casting vote over committee resolutions.
Risk functions have forums and regular meetings to manage and control the risks under their scope. Their responsibilities include:
•Reporting to the Group CRO, Group CCO, the risk control committee and general compliance committee on risk management according to risk appetite.
•Monitoring each risk factor regularly.
•Overseeing measures to meet supervisor and auditor expectations.
Grupo Santander may set up additional governance for special cases.
•Amid the covid-19 pandemic, coordination and communication with our subsidiaries is essential to making sure our actions were effective, underpinned by written communication, meetings, reporting and enhanced governance. In early March, we implemented specific weekly reporting mechanisms so all units could provide detailed, standardized information.
Grupo Santander monitored the pandemic intensively through special situation forums such as the credit risk war room, in addition to our regular governance framework. Close coordination between our subsidiaries and Group-wide and local contingency plans (including scenario analysis) strengthened resources and governance. As the crisis developed, it became a multidisciplinary task force composed of members from relevant functions to steer units in managing credit risk with these special work streams in place: i) monitoring and reporting; ii) sectorial intelligence; iii) portfolio management; iv) credit strategy; v) regulatory assurance; vi) credit forecasting and vii) collections and recoveries.
•Furthermore, in view of Brexit, Grupo Santander and Santander UK set up steering committees and separate working groups to monitor the transition; develop contingency plans; and escalate and make decisions to minimise impact on our business and customers.
2.3 The Group’s relationship with subsidiaries regarding risk management
In all Grupo Santander's subsidiaries, the risk and compliance management and control models are aligned with the frameworks established by the group’s board of directors. The local units adhere to them through their respective boards and adapt them to their own market conditions and regulation.
As part of the aggregate supervision function for all risks, Grupo Santander challenges and validates subsidiaries’ policies and transactions. This creates a common risk management and control model across the group.
In 2020, a new approach was taken in the relationship with the Group´s subsidiaries with the creation of three regions (Europe, North America and South America) and the appointment of three risk regional leaders. The aim is to enhance the identification of synergies under a common operating model and common platforms, leveraging the Group's global and regional scale, as well as simplifying processes and strengthening control mechanisms to support business growth while optimizing capital allocation and better serving Group´s customers.
In this sense, each local CRO must regularly interact with, and report to, the risk regional leaders, the Group CRO and the Group CCO. Additionally, periodic follow-up meetings are held between the different risk areas and the local counterparts.
Furthermore, the Group CRO, the Group CCO, and Risk Regional Leaders take part in appointments, target setting and local CRO evaluations and remuneration to make sure risks are appropriately controlled.

Grupo Santander undertook various initiatives to enhance the relationship between the Group and its subsidiaries and apply an advanced risk management mode:
•It is worth highlighting, the close collaboration in relation to covid-19 to share best practices, experiences, provide support in scenario analysis, additional provision estimations, etc.
•Development of organizational structures, subsidiary benchmarks and a strategic vision of the Risk and Compliance function to promote the most advanced and efficient risk management infrastructures and practices.
•Cooperation to share best practices, strengthen processes and drive innovation for a quantitative impact.
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3. Management processes and tools
Grupo Santander has these effective risk management processes and tools:
3.1 Risk appetite and structure of limits
Risk appetite is the volume and type of risks deemed prudent to assume for the business strategy of the Group, even under unexpected circumstances. It considers adverse scenarios that could have a negative impact on capital and liquidity, profitability and/or the share price.
The board sets the group's risk appetite statement (RAS) every year. The boards of Grupo Santander's subsidiaries also set their own risk appetites annually, in line with the consolidated Group-wide RAS. Each of those risk appetites cascades down into specific, detailed limits and policies based on risk type, portfolio and segment.
Business model and risk appetite fundamentals
Grupo Santander's risk appetite is consistent with the risk culture and its unique business model built on customer focus, scale and diversification. At the core of our risk appetite are:
•A medium-low target risk profile that is predictable, centred on retail and commercial banking, internationally diversified operations and strong market share;
•stable, recurrent earnings and shareholder remuneration, sustained by sound capital, liquidity and sources of funding;
•self-run subsidiaries with their own sources of capital and liquidity and risk profiles that do not compromise Grupo Santander’s solvency;
•an independent risk function with active senior management that embeds a strong risk culture and drives a sustainable return on capital;
•a global, holistic view through extensive control and monitoring of risks, businesses and markets;
•a focus on products the Group knows well;
•A conduct model that protects Grupo Santander's customers;
•A remuneration policy that reconciles employees and executives' interests to risk appetite and long-term results.
Santander risk appetite principles
The principles informing our risk appetite are:
•The board and senior management's responsibility for risk appetite.
•An enterprise-wide view, risk profile back-testing and challenge, using quantitative metrics and qualitative indicators.
•A forward-looking approach based on plausible assumptions and adverse/stress scenarios to reflect our desired risk profile in the short and medium term.
•Strategic and business plans embedded in daily management by policies and limits.
•Common standards aligning each subsidiary with Grupo Santander.
•Regular reviews, regulatory requirements and best practices with mechanisms in place to keep the risk profile stable and mitigate non-compliance.
Limits structure, monitoring and control
Grupo Santander risk appetite is expressed in qualitative terms and limits structured on these five core elements.

1	Earnings volatility The maximum loss Grupo Santander can tolerate in an acute stress scenario.

2	Solvency •The minimum capital position Grupo Santander can tolerate in an acute stress scenario. •The maximum leverage we can accept in an acute scenario.

3	Liquidity •Minimum structural liquidity position. •Minimum liquidity horizon Grupo Santander is willing to accept in an acute stress scenario. •Minimum liquidity coverage position.

4	Concentration •Concentration in single names, sectors and portfolios. •Concentration in non-investment grade counterparties. •Concentration in large exposures.

5	Non-financial risks •Maximum operational risk losses. •Maximum risk profile. •Qualitative non-financial risk indicators: ◦Fraud ◦Technological ◦Security and cyberrisk ◦Reputational ◦Others
While risk appetite limits are regularly monitored, specialized control functions report on risk profile and compliance with limits to the board and its committees every month.
Risk appetite limits cascade down to business units, risk types and portfolios. This makes risk appetite an effective tool for managing risks. Management policies and limits are directly based on the principles and limits in the risk appetite statement.
Key 2020 developments
Grupo Santander thoroughly reviewed the impact of covid-19 and the adequacy of our risk appetite to cope with the new environment. Risk appetite limits remained broadly unchanged despite extraordinarily challenging conditions. Management focused on enhancing control over market volatility, better representation and visibility of emerging risks such as cyber security and other non-financial risks.
Grupo Santander´s risk appetite statement also strengthened its commitment to corporate social responsibility (CSR), the environment and the Paris Agreement's transition to a low-carbon and climate-resilient economy.
3.2. Risk profile assessment (RPA)
Grupo Santander routinely identifies risk types to systematically and objectively evaluate its risk profile. This helps address major threats to is business plan and strategic objectives.
Risk identification results inform Group´s risk profile assessment (RPA), which involves all lines of defence. It reinforces Group´s risk culture in analysing how risks evolve and identifying improvement areas. Grupo Santander´s RPA methodology covers these areas:
•Risk performance, to understand residual risks by type with international standard and indicators.
•Control environment, to measure the target-operating model of Grupo Santander's advanced risk management according to regulatory requirements and best market practices.
•Forward-looking, based on stress metrics and top risks to the strategic plan.
In 2020, Grupo Santander upgraded its control environment standards and reviewed risk performance metrics, focusing on strategic, compliance and conduct metrics. The inclusion of the 'control score' in the non-financial risks control environment enabled the Group to better capture its risk profile.
Covid-19 had a negative impact on Grupo Santander's risk performance. In triggering all scenarios the Group consider (including those most severe), it led to a higher risk profile, driven by higher provisions and budgetary deviations with respect to profits. Non-financial risk profile remained stable, with operational losses below 2019 figures, and better liquidity performance.
The impact of covid-19 as a catalyst for relevant and emerging risks was also key in the deterioration of our risk profile in 2020. This deterioration has been contained by a solid control environment, especially in credit risk, driven by ATOMiC and collections and recovery preparation plans. All of this has allowed us to maintain our risk profile at a 'medium-low' level.
3.3. Scenario analysis
The scenarios that Grupo Santander analyse include macroeconomic and other variables that can affect the risk profile in those markets in which Grupo Santander operate. Scenario analysis is a useful tool for managing risks at all levels, so Grupo Santander can gauge our resilience under stressed conditions and formulate mitigating actions on income, capital and liquidity if needed. For this, the Research and Public Policy team is key in defining scenarios, as well as our governance and control, including the review of our top management and the three lines of defence.
Grupo Santander's scenario analyses are consistent and robust because the Group:
•Creates and runs models that estimate how metrics such as credit losses will perform in the future.
•Back-tests and regularly challenges model results.
•Relies on expert opinions and a vast understanding of our portfolios.
•Exerts robust control over models, scenarios, assumptions, results and mitigating management actions.
Grupo Santander has recurrently achieved excellent quantitative and qualitative results in the European Banking Authority (EBA) stress tests.
The global economic uncertainty caused by the covid-19 crisis made it exceptionally difficult for businesses to plan ahead. Our scenario analyses were key in identifying new action points, developing business responses, adjusting our risk strategy and preserving our strength and solvency.
Applications of scenario analysis
Grupo Santander run scenario analysis at all levels under a forward-looking approach that helps Grupo Santander anticipate potential impacts on its solvency or liquidity. Grupo Santander run a systematic review of our risk exposure under a baseline scenario and various adverse and favourable scenarios.
Scenario analysis forms an integral part of several key Group processes:
•Regulatory exercises under the guidelines of the EU supervisor and national supervisors.
•Internal capital adequacy assessment (ICAAP) and liquidity assessment (ILAAP), for which Grupo Santander follows its own methodology to assess capital and liquidity under stress scenarios and support planning and management.
•Risk appetite, which includes stressed metrics to set the maximum risk we can assume. The risk appetite and capital and liquidity scenario exercises are closely interrelated but have different frequencies and granularity.
•Climate change analyses to identify scenarios of risks and opportunities. Pilot analyses are covering the wholesale portfolio.
•Recurrent risk management:
- Budget and strategic planning: when implementing a new risk approval policy, in Grupo Santander’s risk profile assessment by senior management or when monitoring specific portfolios or lines of business
- The systematic process of identifying and analysing our top risks, each of which is associated with a macroeconomic or idiosyncratic scenario to assess their potential impact.
- The recovery plan, which is drawn up every year to determine Grupo Santander’s tools to overcome an extremely severe financial crisis. The plan provides financial and macroeconomic stress scenarios with degrees of severity as well as idiosyncratic and systemic events.
- IFRS 9. Since 1 January 2018, regulatory provision requirements have included scenario analyses in related processes, models and methodologies.
- Credit and market risk stress test exercises not only as a response to regulatory exercises but also as a key tool integrated in Grupo Santander’s risk management.
Amid the covid-19 pandemic and following supervisory guidelines, the Research department created a set of additional macroeconomic scenarios under a long-term stable outlook approach to account for the observed worsening in most indicators and assess expected losses. Grupo Santander developed the scenarios through a robust process with great effort from the teams involved, ensuring their consistency.
3.4. Risk Reporting Structure (RRS)
Grupo Santander´s reporting continues to streamline processes, controls and reports to senior management. The Enterprise Wide Risk Management team updates and compiles the risk profile overview under a forward-looking approach so senior management can assess actual and future risks and take appropriate actions.
There are three main types of risk reports: the weekly and monthly risk reports distributed to senior management; subsidiaries’ risk reports; and reports on each risk factor identified in the risk framework.
Grupo Santander's strong risk reporting structure is characterized by:
•Balancing data, analysis and qualitative comments, including forward-looking measures, risk appetite alerts, limits and emerging risks.
•Covering all risk factors in the risk framework.
•Combining a holistic and reliable view with deeper analysis of each risk factor, our subsidiaries and markets.
•Following the same structure and criteria and provides a consolidated view to analyse all risks.
•Following risk data aggregation (RDA) criteria to report on metrics, ensuring data quality and consistency.
b) Credit risk1. Introduction to the credit risk treatmentCredit risk refers to a potential financial loss from the default or credit quality deterioration of a customer or other third party with whom Grupo Santander has a contractual obligation. It is our most important risk, both in terms of exposure and capital consumption. It also includes counterparty risk, country risk and sovereign risk.
2. Main aggregates and variations
Following are the main aggregates relating to credit risk from our activities with customers:

Main credit risk performance metrics from activity with customers
December 2020 data
	Credit risk with customers * (EUR million)			Non-performing loans (EUR million)			NPL ratio (%)
	2020	2019	2018	2020	2019	2018	2020	2019	2018
Europe	722,429	722,661	688,810	22,792	23,519	25,287	3.15	3.25	3.67
Spain	221,341	213,668	227,401	13,796	14,824	16,651	6.23	6.94	7.32
SCF	104,032	105,048	97,922	2,455	2,416	2,244	2.36	2.30	2.29
UK	263,671	275,941	252,919	3,202	2,786	2,739	1.21	1.01	1.08
Portugal	40,693	37,978	38,340	1,584	1,834	2,279	3.89	4.83	5.94
Poland	31,578	33,566	30,783	1,496	1,447	1,317	4.74	4.31	4.28
North America	131,611	143,839	125,916	2,938	3,165	3,510	2.23	2.20	2.79
US	99,135	105,792	92,152	2,025	2,331	2,688	2.04	2.20	2.92
SBNA	49,862	56,640	51,049	405	389	450	0.81	0.69	0.88
SC USA	29,050	29,021	26,424	1,529	1,787	2,043	5.26	6.16	7.73
Mexico	32,476	38,047	33,764	913	834	822	2.81	2.19	2.43
South America	129,575	143,428	138,134	5,688	6,972	6,639	4.39	4.86	4.81
Brazil	74,712	88,893	84,212	3,429	4,727	4,418	4.59	5.32	5.25
Chile	42,826	42,000	41,268	2,051	1,947	1,925	4.79	4.64	4.66
Argentina	4,418	5,044	5,631	93	171	179	2.11	3.39	3.17
Santander Global Platform	979	706	340	5	4	4	0.51	0.63	1.21
Corporte Centre	4,862	5,872	4,953	344	138	252	7.08	2.34	5.09
Total Group	989,456	1,016,507	958,153	31,767	33,799	35,692	3.21	3.32	3.73
* Includes gross lending to customers, guarantees and documentary credits.
Key figures by geographic region are described below:
•Europe: the NPL ratio fell 10 bps to 3.15% from 2019 due to a significant reduction in non-performing loans in Spain and Portugal, offsetting the increase observed in the UK.
•North America: the NPL ratio slightly increased 3 bps to 2.23% from 2019, due to the decline in total lending both in Mexico and SBNA, although the ratio declined in Santander US by 16 bps due to good performance in SC USA. In terms of NPL stock, a decrease of 7.2% was observed in the year.
•South America: the NPL ratio decreased by 47 bps to 4.39%. In Brazil and Argentina, they dropped 73 bps and 128 bps respectively from 2019. However, they slightly increased in Chile (+15 bps vs 2019).
Information on the estimation of impairment losses
Estimation of expected credit losses:
The covid-19 health crisis has been unexpected, unpredictable and severe, but it is estimated to be of a temporary nature. Grupo Santander priority in these circumstances has been to look after the health of its employees, customers and shareholders, but also to help reduce the economic impact of the pandemic. This includes trying to offer the best solutions to help customers.
Conceptually, the phases in managing the effects of covid-19 have been:
–Identification of customers or groups affected or potentially affected by the pandemic.
–Early relief of temporary financial difficulties caused by covid-19 through measures promoted by governments, central banks, and financial institutions.
–Monitoring the evolution of customers, to ensure that they continue to be provided with the best solution for their situation, and also to guarantee that their potential impairment is correctly reflected in the risk management and accounting. This point is particularly relevant at the expiry of any moratorium or liquidity support measures to which customers may have availed themselves.
–Monitoring is accompanied by recovery management activities when necessary.
These conceptual phases do not occur sequentially but overlap in time. Additionally, the continuous interaction and coordination between the different subsidiaries is proving to be a fundamental asset in the management of this crisis. The experience obtained in the fight against the health crisis and its financial consequences in our different geographies, and the different speeds at which it has been developing in each of them, allow us to share the best practices identified and to implement in an agile and efficient manner those strategies and concrete actions that have been most successful, always adapted to the local reality of each market.
Measures to support the economy
In accordance with the comments made earlier regarding the relief of our clients' temporary financial difficulties caused by the pandemic, Grupo Santander has adopted measures to foster the economic resilience of our clients during the crisis in all regions. The most outstanding of these include the following:
–Providing liquidity and credit facilities to companies facing difficulties.
–Facilitate grace periods or moratoriums in many of their markets.
–Optional, temporary increase of the limit on credit cards and overdrafts.
–Support customers with potential difficulties (elderly, SMEs, etc.) by being proactive and trying to cover their needs.
–Temporary reduction or suspension of commissions (when withdrawing money from ATMs, on interest-free online purchases, on bank transfers...).
–Guaranteeing covid-19 coverage in health insurance.
–Advising clients in financial difficulties through specialised teams.
Regarding the covid-19 pandemic, Grupo Santander has implemented measures in all its subsidiaries to provide liquidity and credit facilities, as well as to facilitate payment deferrals for people and businesses facing hardship.
In relation to the specific liquidity measures, shortages or moratoriums, a series of support programmes have been implemented in accordance with the guidelines set by regulatory and supervisory authorities, as well as by governments, central banks and supranational entities. The main objective is to mitigate the temporary impact on the activity of customers. The absence of appropriate measures and their adequate prudential and accounting treatment could worsen the economic consequences of the crisis, generating procyclical effects that would lengthen its duration and impact.
The different measures offered can be grouped into the following categories:
–Government liquidity measures: Generally speaking, these are lending facilities provided by the bank to legal entities, which have government guarantees on a specific percentage of the exposure generated in the event of default. Examples of this type of measure include ICO (Instituto de Crédito Oficial) loans in Spain or the Paycheck Protection Program (PPP) in the United States.
–Government moratorium measures: In this case, the government authorities define a series of requirements, which, in the event that they are met by the beneficiary, involve the granting of moratoriums by the bank on the payment of capital and/or interest on the various credit operations that customers may have contracted. The general expiration of the moratorium measures is short term. Some governments and institutions have re-extended the terms of the initial moratoriums, especially those that were launched in the very short term in the initial phase, with less visibility of the potential duration of the crisis, but re-extensions are also being short term.
The specific characteristics of these programs vary depending on how they are defined by the national governments of the countries in which Grupo Santander operates. The criteria used to grant these loans also depend on the requirements established by the authorities of each country in accordance with the legislation in force in each case.
–Internal/sectoral moratorium measures: This is, broadly speaking, the granting of moratoriums by the bank on the payment of capital and/or interest on the various credit operations that customers may have contracted. In this case, the specific characteristics of these measures, in terms of terms, amounts, etc., vary according to each geography, product or customer segment in order to adapt them as best as possible to the reality of the local market and its regulation, as well as to the needs of the customer and the product contracted. In many cases, the general conditions of application have been agreed on a sectoral basis, for example through the national banking associations.
–Other internal measures: This category includes all those measures not included in the previous sections.
As regards the moratorium measures granted, it should be noted, as detailed below, that the amount amounted to EUR 112,000 million. Of these, around 63% corresponded to residential mortgages, mainly in the UK where the portfolio has a low average loan to value (<50%). The moratoriums granted on consumer loans (EUR 20bn; 18% of total) are mainly car loans . The granting of new moratoriums has slowed down in the second half of the year.
The 79% of total moratoriums (EUR 89,000 million) have already expired by the end of December 2020, showing a good performance, with only 3% of them classified as stage 3 in accordance with IFRS 9.
Estimation of expected loss
In the context described in the previous sections, many regulators and supervisors have highlighted the uncertainties surrounding the economic impacts of the health crisis. This is also evident in the frequent updates of macroeconomic forecasts, with different perspectives and views on the depth and duration of the crisis. Thus, the guidance (including IASB, ESMA, EBA and ECB) does not set a mechanistic approach to estimating expected credit losses under IFRS 9, in order to prevent this variability in economic conditions from translating into volatility in results, with its potential pro-cyclical effects on the economy.
Thus, Grupo Santander analyses losses under IFRS 9 on the basis of three types of elements:
1.Continuous monitoring of customers
Monitoring the credit quality of customers may be more complex in the current circumstances, in the absence of certain contractual payments on transactions subject to a moratorium, however, the total amount of loans still subject to these measures has been significantly reduced during the year. This amount was around EUR 23,000 million at the end of December 2020, of which approximately 78% is secured. For such monitoring, and in addition to the application of internal customer monitoring policies, all available information should be used. The availability of information and its relevance is different in the various portfolios of the different countries in which Grupo Santander operates, but it may include, but is not limited to the following:
–The payment of interest in the case of principal-only shortfalls.
–The payment of other operations of the same client in the institution (not subject to moratorium).
–Information on payment of loans in other entities (through credit bureaus).
–Customer financial information: average balances in current accounts, availability/use of limits, etc.
–Available behavioural elements (variables that feed the behavioural scores, etc.).
–Information gathered from customer contacts (surveys, calls, questionnaires, etc.). This may include: customers who have taken up furlough programs, direct government aid, etc.
2. Forward-looking vision
As reflected by the IASB, macroeconomic uncertainty makes the usual application of IFRS 9 expected loss calculation models difficult but does not exempt the incorporation of the prospective feature of the standard. To this end, the European Central Bank has recommended the use of a stable, long-term view (long-run) of the macroeconomic forecasts, which takes into account in the assessment the multiple support measures explained above.
3. Additional elements
Additional elements will be required when necessary because they have not been captured under the two previous elements. This includes, among others, the analysis of sectors most affected by the pandemic if their impacts are not sufficiently captured by the macroeconomic scenarios. Also collective analysis techniques, when the potential impairment in a group of clients cannot be identified individually.
With the elements indicated above, Grupo Santander evaluates in each of the geographical areas the evolution of the credit quality of its customers, for the purposes of their classification in Grupo Santander financial statements.
In terms of classification, Grupo Santander has generally maintained the criteria and thresholds for classification during the pandemic, incorporating the regulatory interpretations of the effect of moratoria on classification (in particular, the European Banking Authority's 'Guidelines on legislative and non-legislative moratoria on loan repayments applied in covid-19 crisis'). In this way, moratoriums that meet the specifications of these guidelines are not considered as automatic indicators for identifying these contractual changes as forbearances or classifying them in stage 2. However, this does not exempt the rigorous application of IFRS 9 in the monitoring of customer credit quality and, using individual or collective analysis techniques, the timely detection of significant increases in risk in certain transactions or groups of transactions.
Sound and accurate assessment of SICR has been one of the key areas of focus of the Group to identify and record any material increase in credit risk at an early stage. With that purpose, the SICR framework has not been relaxed due to covid-19 crisis. Not relying solely on conventional qualitative and quantitative triggers (e.g. days past due as a trigger), the determination of SICR has also been strengthened through collective assessments. This was done with the aim to responsibly anticipate the expected additional deterioration inherent to specific sector and client clusters, whose credit risk deemed to have increased, without the need to identify which individual client has suffered a SICR, avoiding “wait and see” approaches and ensuring that risks are adequately assessed, classified and measured in the balance sheet. Different assessments have been carried out for this purpose: (i) Top-down Unlikeliness to Pay analysis; (ii) Identification of high risk segments or vulnerable sectors; (iii) Stress on payment holidays; (iv) Surveys on payment capacity and (v) Stress of roll rates based on past delinquency indicators.
Regarding moratoria measures, a rigorous identification and regular monitoring of customer credit quality and payment behavior have been performed and through specific individual or collective assessment, the timely detection of SICR have been assured.
Grupo Santander, within its governance processes, deployed guidelines across all our subsidiaries to assure a coherent and homogeneous criteria and governance to manage the new treatment and specific impacts on provisions derived from the pandemic. Directions were provided regarding the calculation of the macroeconomic impact of the crisis through an overlay and potential collective assessments, considering incurred deterioration, as result of the covid-19 contingency. These documents also include monitoring guide in order to ensure the adequacy of the overlay and to anticipate any update if required.
Details of the exposure by stage can be found in Notes 6, 7, 10, as well as in this note of these consolidated annual accounts. These Notes shows the levels of provisions for the year, which amount to EUR 12,173 million, including the provisions to cover the impact to date on expected losses resulting from the pandemic.
Grupo Santander estimates the impairment losses by calculating the expected loss at 12 months or for the entire life of the transaction, based on the stage in which each financial asset is classified in accordance with IFRS 9.
Then, considering the most relevant units of the Group (United Kingdom, Spain, United States, Brazil, also Chile, Mexico, Portugal, Poland, Argentina and Santander Consumer Finance), which represent approximately 96% of the total Group's provisions. The table below shows the impairment losses associated with each stage as of 31 December 2020, 2019 and 2018.
In addition, depending on the transactions credit quality, the exposure is divided into three categories according to Standard and Poor's ratings:

Exposure and impairment losses by stage
EUR million
	2020
Credit quality **	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	489,518	9,124	—	498,642
From BB- to CCC	276,516	55,838	—	332,354
Default	—	—	30,436	30,436
Total exposure **	766,034	64,962	30,436	861,432
Impairment losses***	4,458	5,461	13,503	23,422
*    Detail of credit quality ratings calculated for Group management purposes.
**    Credit to customers (amortized cost and FV through OCI) + off balance sheet with customers (financial guarantees,technical guarantees and letters of credit), (including temporary asset acquisitions).
***    Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses by stage
EUR million
	2019
Credit quality **	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	552,763	5,532	—	558,295
From BB- to CCC	306,880	47,365	—	354,245
Default	—	—	31,363	31,363
Total exposure **	859,643	52,897	31,363	943,903
Impairment losses***	3,980	4,311	13,276	21,567
*    Detail of credit quality ratings calculated for Group management purposes.
**    Credit to customers (amortized cost and FV through OCI) + off balance sheet with customers (financial guarantees,technical guarantees and letters of credit), (including temporary asset acquisitions).+ loan commitments granted.
***    Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses by stage
EUR million
	2018
Credit quality **	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	685,507	7,176	—	692,683
From BB- to CCC	222,495	47,439	—	269,935
Default	—	—	30,795	30,795
Total exposure **	908,002	54,616	30,795	993,412
Impairment losses	3,823	4,644	12,504	20,970
*    Detail of credit quality ratings calculated for Group management purposes.
**    Amortised cost assets + loans and advances + loan commitments granted.
The remaining units that form the totality of the Group exposure, contributed EUR 98,121 million in stage 1, EUR 3,613 million in stage 2, and EUR 1,322 in stage 3 (In 2019 EUR 38,174 million in stage 1, EUR 442 million in stage 2, and EUR 1,056 million in stage 3 and in 2018 EUR 151,906 million in stage 1, EUR 700 million in stage 2, and EUR 1,743 million in stage 3), and impairment losses of EUR 180 million in stage 1, EUR 393 million for stage 2, and EUR 277 million in stage 3 (In 2019 EUR 264 million, EUR 306 million and EUR 91 and in 2018 EUR 152 million, EUR 163 million and EUR 1,145 million in stage 1, stage 2 and stage 3, respectively).
The rest of the exposure, including all financial instruments not included before, amounts to EUR 478,093 (EUR 507,479 million in 2019), as this includes all undrawn authorized lines (loan commitments). In 2018, the rest of the exposure amounted to EUR 242,867 million, due to the fact that the undrawn authorized lines were included in the "Total Risk" reported in the previous tables. The reporting criterion was updated in 2019 with regards to the undrawn authorized lines in order to align the exposure figures reported in this section to the rest of the report.
As of 31 December 2020, the Group had EUR 497 million net of provisions (EUR 706 million and EUR 757 million at 31 December 2019 and 2018, respectively) of purchased credit-impaired assets, which relate mainly to the business combinations carried out by the Group.
Regarding the evolution of credit risk provisions, the Group, in collaboration with the main geographical areas, monitors them by carrying out sensitivity analyses considering changes in macroeconomic scenarios and main variables that have an impact on the financial assets distribution in the different stages and calculating credit risk provisions.
Additionally, based on similar macroeconomic scenarios, the Group also performs stress tests and sensitivity analysis in a regular basis, such as ICAAP, strategic plans, budgets and recovery and resolution plans. In this sense, a prospective view of the sensitivity of each of the Group’s loan portfolio is created in relation to the possible deviation from the base scenario, considering both the macroeconomic developments in different scenarios and the three year evolution of the business. These tests include potentially adverse and favourable scenarios.
The transactions classification into the different IFRS 9 stages is carried out in accordance with the regulation through the risk management policies of our subsidiaries, which are consistent with the risk management policies defined by the Group. In order to determine the classification in stage 2, the Group assesses whether there has been a significant increase in credit risk (SICR) since the initial recognition of the transactions, considering a series of common principles throughout the Group that guarantee that all financial instruments are subject to this assessment, which considers the particularities of each portfolio and type of product on the basis of various quantitative and qualitative indicators. Furthermore, transactions are subject to the expert judgement of the analysts, who set the thresholds under an effective integration in management. All is implemented according to the approved governance.
The establishment of judgements and criteria thresholds used by the Group are based on a series of principles, and develop a set of techniques. The principles are as follows:
•Universality: all financial instruments subject to a credit rating must be assessed for their possible Significant Increment Credit Risk (SICR).
•Proportionality: the definition of the SICR must take into account the particularities of each portfolio.
•Materiality: its implementation must be also consistent with the relevance of each portfolio so as not to inclur in unnecessary costs or efforts.
•Holistic vision: the approach selected must be a combination of the most relevant credit risk aspects (e.g. quantitative and qualitative).
•Application of IFRS 9: the approach must take into consideration IFRS 9 characteristics, focusing on a comparison with credit risk at initial recognition, as well as considering forward-looking information.
•Risk management integration: the criteria must be consistent with those metrics considered in the day-to-day risk management.
•Documentation: Appropriate documentation must be prepared.
The techniques are summarised below:
•Stability of stage 2: in the absence of significant changes in the portfolios credit quality, the volume of assets in stage 2 should maintain a certain stability as a whole.
•Economic reasonableness: at transaction level, stage 2 is expected to be a transitional rating for exposures that could eventually move to a deteriorating credit status at some point or stage 3, as well as for exposures that have suffered credit deterioration and whose credit quality is improving. .
•Predictive power: it is expected that the SICR definition avoids, as fas as possible, direct migrations from stage 1 to stage 3 without having been previously classified in stage 2.
•Time in stage 2: it is expected that the exposures do not remain categorized as stage 2 for an excessive time.
The application of the aforementioned techniques, conclude in the setting of one or several thresholds for each portfolio in each geography. Likewise, these thresholds are subject to a regular review by means of calibration tests, which may entail updating the thresholds types or their values.
Covid-19 credit risk management and customer support programmes
In the context of the general response of Santander to the covid-19 pandemic, and specifically with the purpose to help the customers from the credit perspective and foster their economic resilience during the crisis, Grupo Santander implemented several actions in addition to those listed above, the following:
• The severity of the pandemic's effects was significantly different depending on the economic sector. Consequently, Santander launched a process to identify those that could be more affected in order to focus credit risk management on them.
• Due to the covid-19 crisis, great focus was placed on collections & recoveries readiness across Grupo Santander to deal with the impact expected on its portfolios once the support measures granted have expired.
At 31 December 2020, Grupo Santander had granted payment moratoria to 4.8 million customers for an overall amount of EUR 112,000 million, which represents 12% of the lending portfolio.
The payment moratoria distribution by business line can be observed in the following table:

	Clients (Million)	Total amount (EUR million)	% Lending portfolio
	Of which government programmes	Of which government programmes
Mortgages	0.7	69,938	22%
	0.5	56,936
Consumer	3.9	19,951	9%
	1.0	4,060
SME & Corporates	0.2	21,948	7%
	0.1	9,182
Total	4.8	111,837	12%
	1.6	70,178
At the end of 2020, 79% of total moratoria granted by the Group had expired and only 3% of the total was classified in stage 3.
The following table shows the distribution by business line:

EUR million
	Total moratoria	Total portfolio	Of which expired
Individuals	89,889	543,321	72,662
Mortgages	69,938	312,949	55,020
Consumer	19,951	230,372	17,642
SME & corporates	21,948	336,489	15,847
Total*	111,837	879,810	88,509
* Total portfolio includes segmented exposure and excludes off-balance
Over 60% of the outstanding loans under moratoria are mortgages.
Total loans granted under government liquidity programmes amounted to EUR 38,314 million, with an average government guarantee coverage of 81%.
Covid-19 overlay quantification
Numerous international organizations and supervisors have underlined the importance of responsibly adapting and applying the accounting and prudential policies to the containment measures put in place to combat the effects of the covid-19 health crisis, which are of a temporary and exceptional nature.
Some policies disclosed by supervisors include the Bank of England measures to respond to the economic shock from Covid-19; EBA's Statement on the application of the prudential framework regarding Default, Forbearance and IFRS9 in light of Covid-19 measures; and the Federal Reserve's SR 20-4 / CA 20-3 - Supervisory Practices Regarding Financial Institutions Affected by Coronavirus.
In light of these statements, we accounted for deviations in local books based on stable long-term macroeconomic forecasts with a post model adjustment and a collective and/or individual assessment to reflect reality and recognize expected credit losses on assets deemed subject to a significant increase in credit risk, without the need to identify individual financial instruments.
The overlay was considered as the best option to recognize the increase in expected loss, as a mechanistic application of the Expected Credit Loss (ECL) methodology, which in the current context may have led to unpredictable results. The additional provisions associated to different macroeconomic scenarios were calculated using internal models; however an overlay over the monthly IFRS 9 calculation was considered, in order to enhance the oversight and control of the ECL estimation accuracy.
In addition, the aforementioned scenarios considered to support the overlay calculation were based on a long-run approach, following the indications of numerous international organizations and supervisors.
Amid maximum uncertainty, this long-term approach is to avoid volatility in provisions as a result of the sharp economic downturn, on account of the exceptional nature of the overlay and the battery of support economic measures taken by central banks and governments.
In this regard, at the end of 2020, the Group has recorded an additional provision for impairment of financial assets at amortized cost the allowance for credit losses of EUR 3,105 million due to the effect of the covid-19 pandemic (EUR 622 million in stage 1, EUR 1,663 million in stage 2 and EUR 820 million in stage 3).
3.Detail of the main geographical areas
Following is the risk information related to the most relevant geographies in exposure and credit risk allowances.
This information includes sensitivity analysis, consisting on simulations of +/-100 bp in the main macroeconomic variables. A set of specific and complete scenarios is used in each geography, where different shocks that affect both the reference variable as well as the rest of the parameters is simulated. These shocks may be originated by productivity, tax, wages or exchange and interest rates factors. Sensitivity is measured as the average variation on expected loss corresponding to the aforementioned scenarios. Following a conservative approach, the negative movements take into account one additional standard deviation in order to reflect the potential higher variability of losses.
3.1. United Kingdom
Credit risk with customers in the UK (including Santander Consumer UK) decreased by 4.4% (+0.9% in local currency) year-on-year to EUR 263,671 million. Mortgage lending and loans to SME, supported by government-backed covid-19 measures were the key drivers of this YoY increase. UK portfolio accounts for 27% of Santander's loan portfolio.
More than 320,000 customers (not including SCF UK) benefited from payment holidays, in line with the guidance issued by the Financial Conduct Authority (FCA). Customers applied for this facility generally for a three-month period, with the option of extending it for a further three months, if needed.
The NPL ratio increased in 2020, to 1.21% (+20 bps vs year-end 2019), driven by adjustments made in the corporate and commercial banking segment to account for covid-19.
Mortgage portfolio
Because of its size, we closely monitor Santander UK’s mortgage portfolio for the entity itself and Grupo Santander. As of December 2020, it amounted to EUR 189,076 million, growing by +2.7% in local currency. It consists of first lien residential mortgages (no mortgages involve second or successive liens on properties).
Mortgage lending growth was resilient after the market reopened in May. In the third quarter, the mortgage market was particularly active, due to pent up demand from the covid-19 lockdown and the temporary reduced stamp duty rates, which have led to improved new mortgage pricing.
In accordance with Grupo Santander's risk management principles, all properties are appraised independently before new mortgages are approved. Property values used as collateral for granted mortgages are updated quarterly by an independent agency with an automatic appraisal system in line with market practices and legislation.
Geographically, credit exposures are predominantly in the South East of the UK and the London metropolitan area.
Information on the estimation of impairment losses
The detail of Santander's UK exposure and impairment losses associated with each of the stages at 31 December, 2020, 2019 and 2018, is shown below.
In addition, depending on the current operations credit quality, the exposure is divided in three categories according to Standard and Poor's ratings:

Exposure and impairment losses by stage
EUR million
	2020
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	184,065	2,227	—	186,292
From BB- to CCC	34,965	16,814	—	51,779
Default	—	—	3,229	3,229
Total exposure **	219,030	19,041	3,229	241,300
Impairment losses***	223	557	668	1,448
*    Detail of credit quality ratings calculated for Group management purposes.
**    Credit to Customers (amortized cost and FV through OCI) + off balance sheet with customers (financial guarantees, technical guarantees and letters of credit), (including temporary asset acquisitions).

Exposure and impairment losses by stage
EUR million
	2019
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	238,985	2,032	—	241,017
From BB- to CCC	40,281	12,543	—	52,824
Default	—	—	2,821	2,821
Total exposure **	279,266	14,575	2,821	296,662
Impairment losses***	117	470	588	1,175
*     Detail of credit quality ratings calculated for Group management purposes.
**     Credit to customers (amortized cost and FV through OCI) + off balance sheet with customers (financial guarantees, technical guarantees and letters of credit), (including temporary asset acquisitions and undrawn exposure) + loan commitments granted.
***     Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses by stage
EUR million
	2018
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	225,929	1,900	—	227,829
From BB- to CCC	34,655	11,514	—	46,169
Default	—	—	2,795	2,795
Total exposure **	260,584	13,415	2,795	276,793
Impairment losses	224	335	335	894
*    Detail of credit quality ratings calculated for Group management purposes.
**    Amortised cost assets + loans and advances + loan commitments granted.
The Government support measures taken in the United Kingdom in response to the covid-19 pandemic are detailed below:
•The moratoriums granted initially had a term of 3 months.
•In June the majority of the moratoriums started to expire and between June and July there were extensions of another 3 months worth some 11 billion euros so that from August onwards almost all that remained in force were extensions.
•The government approved in October that moratoriums could continue to be applied for until March 31, 2021, as long as a client had not already exceeded 6 months of moratoriums in total.
•The moratoriums granted entailed a deferral of principal and interest.
At 31 December 2020, moratoriums had been granted to 323,265 customers, for a total amount of EUR 43,944 million, equivalent to 19.05% of the loan portfolio. The distribution of moratoriums by portfolio is shown below:

EUR million
	Total moratoria	Total portfolio	Of which expired
Individuals	41,626	194,783	38,850
Mortgages	41,274	188,255	38,544
Consumer	352	6,528	306
SME & corporates	2,318	28,918	2,253
Total*	43,944	223,701	41,103
* Total portfolio includes segmented exposure and excludes off-balance
Of the total moratoriums expired at December 31, 2020, EUR 34,365 million were classified in stage 1, EUR 6,052 million in stage 2 and EUR 686 million in stage 3.
At the end of 2020, 93.54% of total moratoria granted by the Group had expired and only 1.67% of those was classified in stage 3.
Total loans granted under government liquidity programmes amounted to EUR 5,515 million, at 31 December 2020. The UK represents 13% of the total exposure in Bounce Back Loans (BBLS) that are 100% covered by the government's guarantee scheme.
In relation to the overlay calculated to recognize the increase in expected loss due to the current situation of uncertainty, it has been calculated taking into account the adequate and accurate identification of those significant increases in risk (SICR) that may have occurred, not only based on quantitative and qualitative indicators but also through collective assessments as explained above in the section on estimation of expected loss in Grupo Santander.
Of the total impairment credit losses, mainly EUR 505 million corresponds to the overlay calculated as of December 31, 2020 (EUR 17 million in stage 1, EUR 275 million in stage 2 and EUR 213 million in stage 3).
For the estimation of expected losses, prospective information is taken into account. Specifically, Santander UK considers five macroeconomic scenarios, which are updated periodically. The evolution forecasted in 2020 for the next five years of the main macroeconomic indicators used by Santander UK to estimate expected losses is presented below:

	2021 - 2025
Variables	Pessimistic scenario 3	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario 1
Interest rate	-0.10%	2.10%	0.26%	0.26%	1.20%
Unemployment rate	8.42%	7.20%	5.98%	6.04%	4.79%
Housing price change	0.86%	0.89%	1.00%	1.14%	1.08%
GDP growth	0.28%	1.79%	1.71%	3.62%	3.07%
The five-year projected development generated in 2019 to estimate the expected loss is shown below:

	2020 - 2024
Variables	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario 1	Optimistic scenario 2
Interest rate	2.60%	1.80%	0.85%	1.75%	1.90%
Unemployment rate	7.29%	5.08%	4.03%	3.14%	2.57%
Housing price change	-0.07%	-0.01%	0.02%	0.04%	0.06%
GDP growth	0.01%	0.01%	0.02%	0.02%	0.03%
Each of the macroeconomic scenarios is associated with a given probability of occurrence. In terms of allocation, Santander UK associates the highest weighting to the base scenario, while it associates the lowest weightings to the most extreme or severe scenarios. In addition, at 31 December 2020, the weights used by Santander UK reflect the future prospects of the British economy in relation to its current political and economic position so that higher weights are assigned for negative scenarios:

	2020	2019	2018
Pessimistic scenario 3	10%	0%	0%
Pessimistic scenario 2	25%	15%	10%
Pessimistic scenario 1	15%	30%	30%
Base scenario	45%	40%	40%
Optimistic scenario 1	5%	10%	15%
Optimistic scenario 2	—%	5%	5%
In the case of Santander UK, the additional provisions for covid-19 were calculated using the own model.
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios is as follows:

	Change in provision
	Mortgages	Corporates
GDP Growth
-100 bp	15.31%	7.48%
100 bp	-2.06%	-9.59%
Housing price change
-100 bp	15.84%	10.16%
100 bp	-2.72%	-9.88%
Unemployment rate
-100 bp	-5.79%	-9.64%
100 bp	28.93%	10.02%
With regards to the determination of classification in stage 2, the quantitative criteria applied by Santander UK are based on identifying whether any increase in PD for the expected life of the transaction is greater than both an absolute and a relative threshold (the PD used in that assessment are adjusted to the transaction's remaining term and also annualised in order to facilitate that the thresholds defined cover the whole range of the transactions maturity dates). The relative threshold established is common to all portfolios and a transaction is considered to exceed this threshold when the PD for the entire life of the transaction increases by 100% with respect to the PD at the time of initial recognition. The absolute threshold, on the other hand, is different for each portfolio depending on the characteristics of the transactions, ranging between 360 bp and 30 bp.
In addition, for each portfolio, a series of specific qualitative criteria is defined to indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the time of initial recognition. Santander UK, among other criteria, considers that an operation presents a significant increase in risk when it presents irregular positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
3.2. Spain
Portfolio overview
Santander España’s credit risk totalled EUR 221,341 million (22% of Grupo Santander’s total). It is appropriately diversified in terms of products and customer segments.
In a backdrop of lower economic and credit growth, with a significant deterioration in macroeconomic figures after the covid-19 lockdown from March to May, new lending to consumers, SMEs and corporates increased, helped by Instituto de Crédito Oficial (ICO) financing lines and other liquidity programmes. Total credit risk increased by +3.6% compared to December 2019, including ICO loans by EUR 25.510 million.
The total portfolio’s NPL ratio was 6.23%, 71 bp less than in December 2019, Fewer defaults reduced the ratio by 48 bp, due to overall better performance driven by customer support programmes, the cure of several restructured debts and portfolio sales. Additionally, this positive effect was helped by the aforementioned growth in the loan portfolio, which decreased the ratio by 21 bps.
Additional provisions related to covid-19 increased the coverage rate to 47% (+6 p.p. vs. December 2019). Moreover, NPL reduction was mostly with loans with higher expected loss.
Cost of credit reflects the higher provisions due to the pandemic.
Information on the estimation of impairment losses
The detail of Santander Spain exposure and impairment losses associated with each of the stages at 31 December, 2020, 2019 and 2018, is shown below. In addition, depending on the current credit quality of the operations, the exposure is divided in three categories according to Standard and Poor's ratings:

Exposure and impairment losses per stage
EUR million
	2020
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	146,992	1,517	—	148,509
From BB- to CCC	40,630	11,541	—	52,171
Default	—	—	13,762	13,762
Total exposure **	187,622	13,058	13,762	214,442
Impairment losses***	479	732	5,277	6,488
*    Detail of credit quality ratings calculated for Group management purposes.
**    Credit to Customers (amortized cost and FV through OCI) + off balance sheet with customers (financial guarantees, technical guarantees and letters of credit), (including temporary asset acquisitions).
***    Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses per stage
EUR million
	2019
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	139,673	1,315	—	140,988
From BB- to CCC	42,603	9,115	—	51,718
Default	—	—	14,587	14,587
Total exposure **	182,276	10,430	14,587	207,293
Impairment losses***	296	503	5,195	5,994
*    Detail of credit quality ratings calculated for Group management purposes.
**    Credit to Customers (amortized cost and FV through OCI) + off balance sheet with customers (financial guarantees, technical guarantees and letters of credit), (including temporary asset acquisitions).
***    Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses per stage
EUR million
	2018
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	171,266	289	—	171,555
From BB- to CCC	25,108	12,603	—	37,711
Default	—	—	14,941	14,941
Total exposure **	196,374	12,892	14,941	224,207
Impairment losses	366	768	5,565	6,699

*    Detail of credit quality calculated for the purposes of Grupo Santander’s management
**    Amortised cost assets + loans and advances + loan commitments granted.
The remaining legal entities to reach the entire portfolio in Spain contribute another EUR 5,693 million, EUR 445 million and EUR 237 million of exposure in 2019 and, EUR 125,544, EUR 66 and EUR 1,657 million in 2018 of exposure in stage 1, stage 2 and stage 3 respectively, and impairment losses in the amount of EUR 55 million, EUR 41 million and EUR 8 million in 2019 and EUR 132 million, EUR 48 million and EUR 957 million in 2018, in stage 1, stage 2 and stage 3, respectively.
The real estate unit in Spain (UAI) was consolidated within Santander Spain in 2019, (this process was completed in
2020). Consequently, unlike in 2019 and 2018, in 2020 the perimeter is aligned.
The Government support measures taken in Spain in response to the covid-19 pandemic are detailed below:
•Moratoriums on mortgages were granted with moratoriums of up to 12 months, 25% of which were legislative moratoriums of 3 months, some of which were extended in the last quarter of the year.
•The legal moratoriums granted entailed a deferral of principal and interest, unlike the sectoral moratoriums which only involved a deferral for principal.
•In the consumer portfolio, moratoriums of up to 6 months were granted.
At 31 December 2020, moratoriums had been granted to 248,336 customers, for a total amount of EUR 9,438 million, equivalent to 4.70% of the loan portfolio. The distribution of moratoriums by portfolio is shown below:

EUR million
	Total moratoria	Total portfolio	Of which expired
Individuals	9,267	71,577	2,476
Mortgages	7,828	43,919	1,346
Consumer	1,439	17,658	1,130
SME & corporates	171	126,568	12
Total*	9,438	198,145	2,488
* Total portfolio includes segmented exposure and excludes off-balance
Of the total moratoriums expired at 31 December 2020, EUR 1,921 million were classified in stage 1, EUR 374 million in stage 2 and EUR 193 million in stage 3.
At the end of 2020, 26.36% of total moratoria granted by the Group had expired and only 7.74% of these was classified in stage 3.
Total loans granted under government liquidity programmes amounted to EUR 25,510 million. Spain represents 67% of the Group's total exposure to government liquidity programs. It has the longest maturities (in both the SME and corporate segments) due to the nature of these legislative programs.
In relation to the overlay calculated to recognize the increase in expected loss due to the current situation of uncertainty, it has been calculated taking into account the adequate and accurate identification of those significant increases in risk (SICR) that may have occurred, not only based on quantitative and qualitative indicators but also through collective assessments as explained above in the section on estimation of expected loss in Grupo Santander.
Of the total impairment credit losses, EUR 466 million corresponds to the overlay calculated as of December 31, 2020 (EUR 37 million in stage 1, EUR 261 million in stage 2 and EUR 168 million in stage 3).

For the estimation of the expected losses, the prospective information is taken into account. Specifically, Santander Spain considers three macroeconomic scenarios, which are updated periodically. The projected evolution for a period of five years of the main macroeconomic indicators used by Santander Spain for estimating expected losses is presented below:

	2020 - 2024
Variables	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate	-0.12%	-0.12%	0.80%
Unemployment rate	13.71%	11.65%	9.59%
Housing price change	-0.26%	1.62%	3.22%
GDP growth	0.77%	1.61%	2.34%
In the case of Santander Spain, the previously projected macroeconomic scenarios up to 2024 have been complemented with an additional scenario, the 'long-run' scenario, as indicated below.
Each macroeconomic scenarios is associated with a given probability of occurrence. As for its allocation, Santander Spain associates the Base scenario with the highest weight, while associating the lower weights to the most extreme scenarios:

	2020	2019	2018
Pessimistic scenario	30%	30%	30%
Base scenario	40%	40%	40%
Optimistic scenario	30%	30%	30%
Regarding the the long-run scenario used to calculate the post-model adjustment, the projected evolution of the main macroeconomic indicators for a period of five years is shown below:

Variables	Long-run scenario
Interest rate	-0.29%
Unemployment rate	14.35%
Housing price change	1.20%
GDP growth	0.79%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios is as follows:

	Change in provision
	Mortgages	Corporate	Rest
GDP Growth
-100 bp	6.24%	8.17%	8.63%
100 bp	-2.63%	-4.50%	-5.48%
Housing price change
-100 bp	1.42%	8.14%	7.73%
100 bp	-1.12%	-3.12%	-3.74%
With regards to the stage 2 classification determination, the quantitative criteria applied in Santander Spain are based on identifying whether any increase in the PD for the expected lifetime of the transaction is greater than an absolute threshold. The threshold established is different for each portfolio based on the transactions characteristics, considering that a transaction is above this threshold when the PD for the life of the transaction increases by a certain quantity over the initial recognized PD. The values of these thresholds depend on their calibration, carried out periodically as indicated in the preceding paragraphs, which currently ranges from 25% to 1%, depending on the type of product and estimated sensitivity.
In the case of non-retail portfolios, Santander Spain uses the transaction's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating, setting absolute thresholds for the different rating bands that depend on each portfolio characteristics. A SICR implies changes in the rating value between 0.1 and 4, depending on the portfolio and the estimated sensitivity (from lower to higher credit quality, the rating range goes from 1 to 9.3).
In addition, for each portfolio, a series of specific qualitative criteria are defined indicating that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the time of initial recognition. Santander Spain, among other criteria, considers that an operation presents a significant increase in risk when positions have been past due for more than 30 days. These criteria depend on the risk management practices of each portfolio.

Residential mortgage portfolio
Residential mortgages in Spain, including Santander Consumer Finance business, amounted to EUR 59,605 million in 2020 (EUR 62,236 million and EUR 63,290 million in 2019 and 2018,respectively), 99.35% of which have a mortgage guarantee (99.51% and 99.14% in 2019 and 2018, respectively).

	2020
EUR million	Gross amount	Of which, non - performing
Home purchase loans to families	59,605	1,850
Without mortgage guarantee	387	75
With mortgage guarantee	59,218	1,775

	2019
EUR million	Gross amount	Of which, non - performing
Home purchase loans to families	62,236	2,649
Without mortgage guarantee	306	14
With mortgage guarantee	61,930	2,635

	2018
EUR million	Gross amount	Of which, non - performing
Home purchase loans to families	63,290	2,493
Without mortgage guarantee	545	54
With mortgage guarantee	62,745	2,439
The mortgage portfolio for the acquisition of homes in Spain is characterised by its medium-low risk profile, which limits expectations of any potential additional impairment:
•Principal is repaid on all mortgages from the start.
•Early repayment is common so the average life of the transaction is well below that of the contract.
•High quality of collateral, concentrated almost exclusively in financing for first homes.
•The average affordability rate stood at 27% (26% and 28% in 2019 and 2018, respectively).
•The 86% of the portfolio has a LTV below 80% calculated as total risk/latest available house appraisal.
Breakdown of the credit with mortgage guarantee to households for house acquisition, according to the percentage that the total risk represents on the amount of the latest available valuation (loan to value):

	2020
	Loan to value ratio
EUR million	Less than or equal to 40%	More than 40% and less than 60%	More than 60% and less than 80%	More than 80% and less than or equal to 100%	More than 100%	Total
Gross amount	15,570	18,028	17,585	5,205	2,830	59,218
Of which, watchlist /non-performing	170	222	318	305	760	1,775
Businesses portfolio
Credit risk with SME and corporates amounted to EUR 149,646 million. Accounting for 68% of total credit risk, this is Santander Spain's main lending segment. Most of the portfolio corresponds to customers with an assigned credit analyst to monitor their loans throughout the risk cycle.
The portfolio is highly diversified and not concentrated in any sector.
The portfolio’s NPL ratio stood at 7.04% in December 2020. Even though total risk decreased, the NPL ratio fell by 21 bp compared to December 2019 owning to better performance driven by customer support programmes, the cure of several restructured exposures in corporates and portfolio sales. 2020 growth was mainly focused in liquidity support programs (ICO).
Real estate activity
The Real Estate Unit in Spain (UAI) was consolidated within Santander Spain in 2019, (this process was completed in 2020). The part of the portfolio resulting from the past financial crisis and the new business that is identified as viable should be differentiated. In both cases, Santander has specialized teams that are not only part of the Risk function but that supplement the management of this exposure and cover the whole life-cycle of these transactions: commercial management, legal treatment and eventually, collections and recoveries.
In recent years the Group's strategy has been geared towards reducing these assets. The changes in gross property development loans to customers were as follows:

EUR million
	2020	2019	2018
Balance at beginning of year	2,939	4,812	6,472
Foreclosed assets	(6)	(29)	(100)
Reductions*	(24)	(1,685)	(1,267)
Written-off assets	(38)	(159)	(293)
Balance at end of year	2,871	2,939	4,812
*    Includes portfolio sales, cash recoveries and third-party subrogations and new production.
The NPL ratio of this portfolio ended the year at 6.13% (compared with 9.73% and 27.58% at December 2019 and 2018, respectively) due to the decrease of non-performing assets in the troubled loan portfolio and, in particular, to the sharp reduction in lending in this segment. The table below shows the distribution of the portfolio. The coverage ratio of the real estate doubtful exposure in Spain stands at 32.95% (35.31% and 35.27% in 2019 and 2018, respectively).

	2020
EUR million	Gross amount	Excess of gross exposure over maximum recoverable amount of effective collateral	Specific allowance
Financing for construction and property development recognised by the Group's credit institutions (including land) (business in Spain)	2,871	397	70
Of which, watchlist/ non-performing	176	20	58
Memorandum items written-off assets	924

Memorandum items: Data from the public consolidated balance sheet
EUR million	2020
Carrying amount
Total loans and advances to customers excluding the Public sector (business in Spain) (Book value)	237,165
Total consolidated assets (Total business) (Book value)	1,508,250
Impairment losses and credit risk allowances. Coverage for unimpaired assets (business in Spain)	1,591
At year-end, the concentration of this portfolio was as follows:

Loans: gross amount
EUR million	2020
1. Without mortgage guarantee	164
2. With mortgage guarantee	2,707
2.1 Completed buildings	1,454
2.1.1 Residential	844
2.1.2 Other	610
2.2 Buildings and other constructions under construction	1,185
2.2.1 Residential	1,124
2.2.2 Other	61
2.3 Land	68
2.3.1 Developed consolidated land	44
2.3.2 Other land	24
Total	2,871
Policies and strategies in place for the management of these risks
The policies in force for the management of this portfolio, which are reviewed and approved on a regular basis by senior management, are currently geared towards reducing and securing the outstanding exposure, albeit without neglecting any viable new business that may be identified.
As has already been disclosed in this section, the Group’s anticipatory management of these risks enabled it to significantly reduce its exposure, and it has a granular, geographically diversified portfolio in which the financing of second residences accounts for a very small proportion of the total.
Mortgage lending on non-urban land represents a low percentage of mortgage exposure to land, while the remainder relates to land already classified as urban or approved for development.
The significant reduction of exposure in the case of residential financing projects in which the construction work has already been completed was based on various actions. As well as the specialised marketing channels already in existence, campaigns were carried out with the support of specific teams of managers for this function who, in the case of the Santander network, were directly supervised by the recoveries business area. These campaigns, which involved the direct management of the projects with property developers and purchasers, reducing sale prices and adapting the lending conditions to the buyers’ needs, enabled loans already in force to be subrogated. These subrogations enable the Group to diversify its risk in a business segment that displays a clearly lower non-performing loans ratio.
In the case of construction-phase projects that are experiencing difficulties of any kind, the policy adopted is to ensure completion of the construction work so as to obtain completed buildings that can be sold in the market. To achieve this aim, the projects are analysed on a case-by-case basis in order to adopt the most effective series of measures for each case (structured payments to suppliers to ensure completion of the work, specific schedules for drawing down amounts, etc.).
For the new post-crisis real estate business production, the admission processes are managed by specialized teams that work in direct coordination with the commercial teams, with clearly defined policies and criteria:
The loan approval processes are managed by specialist teams which, working in direct coordination with the sales teams, have a set of clearly defined policies and criteria:
•Property developers with a robust solvency profile and a proven track record in the market.
•Medium-high level projects, conducting to contracted demand and significant cities.
•Strict criteria regarding the specific parameters of the transactions: exclusive financing for the construction cost, high percentages of accredited sales, principal residence financing, etc.
•Support of financing of government-subsidised housing, with accredited sales percentages.
•Restricted financing of land purchases dealt with exceptional nature.
In addition to the permanent control performed by its risk monitoring teams, the Group has a specialist technical unit that monitors and controls this portfolio with regard to the stage of completion of construction work, planning compliance and sales control, and validates and controls progress billing payments. The Group has created a set of specific tools for this function. All mortgage distributions, amounts drawn down of any kind, changes made to the grace periods, etc. are authorised on a centralised basis.
Foreclosed properties
At 31 December 2020, the net balance of these assets amounted to EUR 3,962 million (gross amount: EUR 7,937 million; recognised allowance: EUR 3,975 million, of which EUR 2,834 million related to impairment after the foreclosure date).
The following table shows the detail of the assets foreclosed by the businesses in Spain at the end of 2020:

	2020
EUR million	Gross carrying amount	Valuation adjustments	Of which impairment losses on assets since time of foreclosure	Carrying amount
Property assets arising from financing provided to construction and property development companies	6,810	3,568	2,563	3,242
Of which:
Completed buildings	2,140	846	644	1,294
Residential	527	171	130	356
Other	1,613	675	514	938
Buildings under construction	178	70	36	108
Residential	178	70	36	108
Other	—	—	—	—
Land	4,492	2,652	1,883	1,840
Developed land	1,656	888	559	768
Other land	2,836	1,764	1,324	1,072
Property assets from home purchase mortgage loans to households	892	305	200	587
Other foreclosed property assets	235	102	71	133
Total property assets	7,937	3,975	2,834	3,962
In addition, the Group has shareholdings in entities holding foreclosed assets amounting to EUR 961 million (mainly Project Quasar Investment 2017, S.L.), and equity instruments foreclosed or received in payment of debts amounting to EUR 66 million.
In recent years, the Group has considered foreclosure to be a more efficient method for resolving cases of default than legal proceedings. The Group initially recognises foreclosed assets at the lower of the carrying amount of the debt (net of provisions) and the fair value of the foreclosed asset (less estimated costs to sell).Subsequent to initial recognition, the assets are measured at the lower of fair value (less costs to sell) and the amount initially recognised.
The fair value of this type of assets is determined by the Group’s directors based on evidence obtained from qualified valuers or evidence of recent transactions.
The management of real estate assets on the balance sheet is carried out through companies specializing in the sale of real estate that is complemented by the structure of the commercial network. The sale is realised with levels of price reduction in line with the market situation.
The gross movement in foreclosed properties were as follows (EUR billion):

	EUR billion
	2020	2019	2018
Gross additions	0.5	0.7	0.8
Disposals	(0.9)	(2.7)	(1.8)
Difference	(0.4)	(2.0)	(1.0)
3.3. United States
Santander US’s credit risk increased to EUR 99,135 million by the end of 2020. It represents 10% of Grupo Santander's total credit risk and includes these subsidiaries:
Santander Bank National Association (SBNA)
Santander Bank N.A.’s business is mainly retail and commercial banking. It accounts for 84% of Santander US's total credit risk, of which 39% is with individuals and approximately 61% with corporates. Its primary goals include increasing the SCIB business (16% of the portfolio) by enhancing customer experience and growing core customers and deposits through digital, branch and commercial transformation initiatives; leveraging its deposit base to support its commercial real estate businesses; and strengthening its auto finance partnership.
The 12% decrease in lending in 2020 affected all segments. Minus the exchange rate effect, the drop was lower, standing at 4%.
The NPL ratio increased to 0.81% (12 bp in the year) as of December 2020 and credit increased to 0.85% due to provisions stemming from the covid-19 pandemic.
Information on the estimation of impairment losses
The detail of Santander Bank, National Association exposure and impairment losses associated with each of the stages at 31 December, 2020, 2019 and 2018, is shown below. In addition, depending on the current credit quality of the operations, the exposure is divided in three categories according to Standard and Poor's ratings:

Exposure and impairment losses by stage
EUR million
	2020
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	18,105	1,778	—	19,883
From BB- to CCC	24,380	2,977	—	27,357
Default	—	—	403	403
Total exposure**	42,485	4,755	403	47,643
Impairment losses***	344	316	42	702
*    Detail of credit quality ratings calculated for Group management purposes.
**    Credit to customers (amortized cost and FV through OCI) +off balance sheet with customers (financial guarantees, technical guarantees and letters of credit), (including temporary asset acquisitions). Excludes portfolio not segmented by rating (0.9%)
***    Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses by stage
EUR million
	2019
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	27,078	763	—	27,841
From BB- to CCC	32,273	3,964	—	36,237
Default	—	—	419	419
Total exposure**	59,351	4,727	419	64,497
Impairment losses***	265	208	71	544
*    Detail of credit quality ratings calculated for Group management purposes.
**    Credit to customers (amortized cost and FV through OCI) +off balance sheet with customers (financial guarantees, technical guarantees and letters of credit), (including temporary asset acquisitions and undrawn exposures) + loan commitments granted.
***    Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses by stage
EUR million
	2018
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	5,149	—	—	5,149
From BB- to CCC	60,391	3,784	—	64,175
Default	—	—	448	448
Total exposure**	65,540	3,784	448	69,772
Impairment losses	233	204	105	542
*    Detail of credit quality ratings calculated for Group management purposes.
**    Amortised cost assets + loans and advances + loan commitments granted.
The Government support measures taken in the United States in response to the covid-19 pandemic are detailed below:
•There were no legislative moratoriums, all were sectoral. Mortgage moratoriums were granted for up to 12 months, while consumer moratoriums were granted for 1-3 months.
•Once the latter expired, a new round of moratoriums of 1-3 months was granted.
•The moratoriums granted entailed a deferral of principal and interest.
As of 31 December 2020, SBNA had granted moratoriums to 39,235 customers, for a total amount of EUR 5,333 million, equivalent to 11.09% of the loan portfolio. The distribution of moratoriums by portfolio is shown below:

EUR million
	Total moratoria	Total portfolio	Of which expired
Individuals	1,618	16,332	1,369
Mortgages	850	7,466	677
Consumer	768	8,866	692
SME & corporates	3,715	29,411	3,428
Total*	5,333	45,743	4,797
* Total portfolio includes segmented exposure and excludes off-balance.
Of the total moratoriums expired at December 31, 2020, EUR 2,980 million were classified in stage 1, EUR 1,694 million in stage 2 and EUR 123 million in stage 3.
At the end of 2020, 89.96% of total moratoria granted by the Group had expired and only 2.56% of these was classified in stage 3.
Total loans granted under government liquidity programmes in SBNA amounted to EUR 967 million.
In relation to the overlay calculated to recognize the increase in expected loss due to the current situation of uncertainty, it has been calculated taking into account the adequate and accurate identification of those significant increases in risk (SICR) that may have occurred, not only based on quantitative and qualitative indicators but also through collective assessments as explained above in the section on estimation of expected loss in Grupo Santander.
Of the total impairment credit losses, EUR 220 million corresponds to the overlay calculated as of December 31, 2020 (EUR 175 million in stage 1, EUR 30 million in stage 2 and EUR 15 million in stage 3).
For the estimation of expected losses, prospective information is taken into account. Specifically, Santander Bank, National Association considers four macroeconomic scenarios, which are updated periodically. The evolution projected in 2020 for a period of five years of the main macroeconomic indicators used Santander Bank, National Association to estimate expected losses is presented below:

		2021 - 2025
Variables	Unfavourable scenario 2	Unfavourable scenario 1	Base scenario	Favourable scenario
Interest rate (annual averaged)	0.78%	0.27%	0.63%	0.99%
Unemployment rate	5.83%	7.34%	5.21%	4.36%
House price change	2.67%	2.17%	3.40%	3.79%
GDP growth	3.05%	2.76%	2.60%	3.40%
The five-year projected development generated in 2019 to estimate the expected loss is shown below:

	2020 - 2024
Variables	Unfavourable scenario 2	Unfavourable scenario 1	Base scenario	Favourable scenario
Interest rate (annual averaged)	1.06%	2.22%	2.29%	2.70%
Unemployment rate	7.71%	2.68%	-0.87%	-2.10%
House price change	2.60%	3.68%	4.53%	4.69%
GDP growth	1.60%	2.05%	2.07%	2.75%
Each of the macroeconomic scenarios is associated with a given probability of occurrence. As for its allocation, Santander Bank, National Association associates the highest weighting to the Base scenario, while associates the lowest weightings to the most extreme scenarios:

	2020	2019	2018
Pessimistic scenario 2	17.5%	17.5%	20%
Pessimistic scenario 1*	20%	20%	n.a.
Base scenario	32.5%	32.5%	60%
Optimistic scenario	30%	30%	20%
*    The exercise carried out in 2019 includes two adverse scenarios compared to one in 2018, due to the evolution of the local methodology.
In the case of SBNA, no additional 'long-run' scenario was generated for the calculation of the post model adjustment, but the additional provisions for covid-19 were calculated using the own model.
In relation to the Stage 2 classification determination, the quantitative criteria applied at SBNA for retail portfolios uses the FICO (Fair Isaac Corporation) score at the time of origination and its current value, establishing different absolute threshold for each portfolio according to their characteristics. A SICR implies changes in that score ranging from 120 b.p. to 20 bp In the case of some portfolios, the behaviour score supplements this criterion.
In the case of non-retail portfolios, SBNA uses the transaction's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating, setting absolute thresholds for the different rating bands that depend on each portfolio characteristics. A SICR implies changes in the rating value between 2 and 0.1, depending on the portfolio and the estimated sensitivity (from lower to higher credit quality, the rating range goes from 1 to 9.3).
Additionally, for each portfolio, a series of specific qualitative criteria are defined, which indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the initial recognition. Santander Bank, National Association, among other criteria, considers that a transaction presents a significant increase in risk when it has arrears positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
Santander Consumer USA
SC USA presents higher risk indicators than other Santander US units due to the nature of its business. Its automobile financing business through loans and leases represents 97% of its revenues. It also has a smaller personal lending portfolio (3%).
SC USA's focus remains on managing the relationship between profitability and risk through pricing while improving the dealer experience.
In 2020, loan originations grew by more than 20% from 2019, mainly in the prime segment on the back of the commercial relationship we have had with Fiat Chrysler Automobiles (FCA Group) since 2013 (renewed in July 2019). Auto originations improved particularly in the third quarter as covid-19 restrictions were lifted and dealership activity returned to normal. Prime loans remained elevated from the prior year due to FCA Group incentive programmes.
The NPL ratio dropped to 5.26% (-90 bp in the year). Cost of credit at the end of December stood at 8.09% (-133 bp in the year). Annual net credit losses decreased from last year due to the lower charge-offs resulting from covid-19 loan extensions, federal stimulus and higher recoveries driven by the higher auction prices. Furthermore, due to the decrease in NPL, the coverage ratio grew to 230% (+55 bp in the year).
Leases carried out exclusively under the FCA Group agreement, primarily with highly creditworthy customers, decreased by 6% to EUR 13,903 million, providing stable and recurring earnings. The management and mitigation of residual value remains a priority.
Information on the estimation of impairment losses
The detail of Santander Consumer USA Holding Inc. exposure and impairment losses associated with each of the stages at 31 December 2020, 2019 and 2018, is shown below. In addition, depending on the current credit quality of the operations, the exposure is divided in three categories according to Standard and Poor's ratings:

Exposure and impairment losses by stage
EUR million
	2020
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	1,689	12	—	1,701
From BB- to CCC	21,491	4,831	—	26,322
Default	—	—	1,019	1,019
Total exposure **	23,180	4,843	1,019	29,042
Impairment losses***	911	1,820	726	3,457
*Detail of credit quality ratings calculated for Group management purposes.
**    Credit to customers (amortized cost and FV through OCI) + off balance sheet with customers (financial guarantees, technical guarantees and Letters of credit), (including temporary asset acquisitions).
***    Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses by stage
EUR million
	2019
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	1,029	14	—	1,043
From BB- to CCC	20,083	6,277	—	26,360
Default	—	—	1,600	1,600
Total exposure **	21,112	6,291	1,600	29,003
Impairment losses***	859	1,503	731	3,093
*    Detail of credit quality ratings calculated for Group management purposes.
**    Credit to customers (amortized cost and FV through OCI) + off balance sheet with customers (financial guarantees, technical guarantees and Letters of credit), (including temporary asset acquisitions) + loan commitments granted.
***    Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses by stage
EUR million
	2018
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	224	—	—	224
From BB- to CCC	20,313	6,600	—	26,913
Default	—	—	2,218	2,218
Total exposure **	20,537	6,600	2,218	29,355
Impairment losses	824	1,720	667	3,211
* Detail of credit quality ratings calculated for Group management purposes.
** Amortised cost assets + loans and advances + loan commitments granted.
As of December 31, 2020, SC USA had granted moratoriums to 600,899 customers, for a total amount of EUR 8,912 million, equivalent to 30.68% of the loan portfolio. The distribution of moratoriums by portfolio is shown below:

EUR million
	Total moratoria	Total portfolio	Of which expired
Individuals	8,912	29,050	8,005
Mortgages	—	—	—
Consumer	8,912	29,050	8,005
SME & corporates	—	—	—
Total	8,912	29,050	8,005
Of the total moratoriums expired at December 31, 2020, EUR 6,280 million were classified in stage 1, EUR 1,770 million in stage 2 and EUR 554 million in stage 3.
At the end of 2020, 89.82% of total moratoria granted by the SC USA had expired and only 6.92% of these was classified in stage 3.
Given the nature of its business focused on auto financing for individuals, no loans were granted by liquidity programs in SC USA.
In relation to the overlay calculated to recognize the increase in expected loss due to the current situation of uncertainty, it has been calculated on the basis of a macroeconomic effect, and taking into account the adequate and accurate identification of those significant increases in risk (SICR) that may have occurred, not only based on quantitative and qualitative indicators but also through collective assessments as explained above in the section on estimation of expected loss in Grupo Santander.
Of the total impairment credit losses, EUR 702 million corresponds to the overlay calculated as of December 31, 2020 (EUR -104 million in stage 1, EUR 578 million in stage 2 and EUR 228 million in stage 3).
In SC USA, better performance than initially expected has been observed in the used car price indices (Manheim index) and customer impairment resulting from government assistance programs, thus counteracting this effect through an overlay reflecting possible reductions in the Manheim index and a levelling effect of impairment by applying historical levels of distribution by stage, which incorporates migrations of exposure and their respective reserves from stage 1 to stage 2 and stage 3.
In relation to the methodology used to calculate impairment losses, Santander Consumer USA uses a method for calculating expected losses based on the use of risk parameters: EAD (exposure at default), PD (probability of default) and LGD (loss given default). The expected loss is calculated by adding the estimated monthly expected losses for the entire life of the operation, unless the operation is classified in Stage 1 (on those used for the Santander Corporate Investment Banking portfolios see section 3.5) which will correspond to the sum of the estimated monthly expected losses during the following 12 months.
In general, there is an inverse relationship between the transactions credit quality and the impairment losses projections so that transactions with better credit quality require a lower expected loss. Transactions credit quality, which is reflected in the internal rating associated to each transaction or client, is shown in the probability of default odf the transactions.
For the expected losses estimation, prospective information should be taken into account. Specifically, Santander Consumer USA Holdings Inc. considers four macroeconomic scenarios, periodically updated over a 5-year time horizon.
The evolution forecasted in 2020 for a period of five years of the main macroeconomic indicators used by in Santander Consumer USA Holdings Inc in the estimation of expected losses is shown below:

		2021 - 2025
Variables	Unfavourable scenario 1	Unfavourable scenario 2	Base scenario	Favourable scenario
Interest rate (year averaged)	0.78%	0.27%	0.63%	0.99%
Unemployment rate	5.83%	7.34%	5.21%	4.36%
Housing price growth	2.67%	2.17%	3.40%	3.79%
GDP Growth	3.05%	2.76%	2.60%	3.40%
ManheimA index	1.60%	1.57%	1.61%	1.64%
A. US used vehicle price car index.
The five-year projected development generated in 2019 to estimate the expected loss is shown below:

	2020 - 2024
Variables	Unfavourable scenario 1	Unfavourable scenario 2	Base scenario	Favourable scenario
Interest rate (year averaged)	1.06%	2.22%	2.29%	2.70%
Unemployment rate	7.71%	2.68%	-0.87%	-2.10%
Housing price growth	2.60%	3.68%	4.53%	4.69%
GDP Growth	1.60%	2.05%	2.07%	2.75%
ManheimA index	-1.20%	0.50%	1.60%	3.10%
A. US used vehicle price car index
Each of the macroeconomic scenarios is associated with a given probability of occurrence. Santander Consumer USA Inc. associates the highest weighting to the Base scenario, whereas it associates the lowest weightings to the most extreme or acid scenarios:

	2020	2019	2018
Pessimistic scenario 2	17.5%	17.5%	20.0%
Pessimistic scenario 1*	20.0%	20.0%	n.a.
Base scenario	32.5%	32.5%	60.0%
Optimistic scenario	30.0%	30.0%	20.0%
*     The exercise carried out in 2019 includes two adverse scenarios compared to one in 2018, due to the evolution of the local methodology.
In the case of SC USA, no additional 'long-run' scenario was generated for the calculation of the post model adjustment, but the additional provisions for covid-19 were calculated using the own model.

The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios is as follows:

Change in provision
SC Auto
Manheim index
-0.01	1.91%
0.01	-1.21%
Unemployment Rate
-0.01	-4.29%
0.01	6.48%
House Price Change
-0.01	3.22%
0.01	-2.06%
GDP growth
-0.01	3.11%
0.01	-1.94%
In relation to the stage 2 classification determination, the quantitative criteria applied at SC USA uses the FICO (Fair Isaac Corporation) score at the time of origination and its current value, establishing different absolute threshold for each portfolio according to their characteristics. A SICR implies changes in that score ranging from 100 bp to 60 bp.

Additionally, for each portfolio, a series of specific qualitative criteria are defined, which indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the initial recognition. Santander Consumer USA Holdings Inc. among other criteria, considers that a transaction presents a significant increase in risk when it has irregular positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.
3.4. Banco Santander (Brasil) S.A.
Economic growth had one of the most moderate declines in Latin America between March and April. Recovery started in May, owing to relaxed confinement measures, the reopening of businesses, fiscal and monetary stimuli, low inflation (4.5% in December vs 4% target), and an expansive monetary policy, with the official rate of interest at 2% from 4.50% at the end of 2019.
Santander Brasil's credit risk amounted to EUR 74,712 million. It decreased by 16% from 2019. Minus the exchange rate effect, it grew by 19%. As of December 2020, Santander Brasil accounts for 8% of Grupo Santander's loan book.
In line with strategy, growth was prominent in retail segments with a more conservative risk profile, driven by customer engagement and loyalty and by new business on digital channels, which significantly increased last year.
The profitability of the SME portfolio increased significantly, boosted by an active loan origination under government programmes (EUR 1,790 million) to combat the pandemic that provided SMEs with liquidity to adapt to the new environment.
A proactive credit risk management approach was key to achieving a profitable increase in market share, while credit quality indicators remained at moderate levels.
Net loan-loss provisions stood almost flat at EUR 3,018 million (-0.6% compared to 2019), favoured by the exchange rate effect. In local currency, provisions grew +31% mainly driven by additional provisions related to covid-19.
Cost of credit rose to 4.35% from 3.93% at the end of 2019, driven by the current convid-19 pandemic context, as well as the aforementioned provisions performance.
Information on the estimation of impairment losses
The detail of Banco Santander (Brasil) S.Al exposure and impairment losses associated with each of the stages at 31December, 2020, 2019 and 2018, is shown below. In addition, depending on the current credit quality of the operations, the exposure is divided in three categories according to Standard and Poor's ratings:

Exposure and impairment losses
EUR million	2020
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	38,686	210	—	38,896
From BB- to CCC	26,166	5,942	—	32,108
Default	—	—	3,428	3,428
Total exposure **	64,852	6,152	3,428	74,432
Impairment losses***	971	777	2,132	3,880
*    Detail of credit quality ratings calculated for Group management purposes.
**    Credit to customers (amortized cost and FV through OCI) + off balance sheet with customers (financial guarantees, technical guarantees and letters of credit), (including temporary asset acquisitions).
***    Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses
EUR million	2019
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	45,765	308	—	46,072
From BB- to CCC	32,698	5,393	—	38,091
Default	—	—	4,727	4,727
Total exposure **	78,463	5,701	4,727	88,891
Impairment losses***	1,054	732	2,931	4,717
*    Detail of credit quality ratings calculated for Group management purposes.
**    Credit to customers (amortized cost and FV through OCI) + off balance sheet with customers (financial guarantees, technical guarantees and letters of credit), (including temporary asset acquisitions).
***    Includes provisions for undrawn authorized lines (loan commitments).

Exposure and impairment losses
EUR million	2018
Credit quality *	Stage 1	Stage 2	Stage 3	Total
From AAA to BB	51,150	472	—	51,622
From BB- to CCC	56,884	5,334	—	62,218
Default	—	—	4,223	4,223
Total exposure **	108,034	5,806	4,223	118,063
Impairment losses	997	768	2,889	4,654
*  Detail of credit quality ratings calculated for Group management purposes.
** Amortised cost assets + loans and advances + loan commitments granted.
The Government support measures taken in the Brazil in response to the covid-19 pandemic are detailed below:
•The moratoriums for individuals were granted for a term of 2 months with an additional extension of one month.
•In the case of legal entities, the moratoriums were for up to 6 months in line with BNDES (Banco Nacional de Desenvolvimento Econômico e Social) programs. These were granted slightly later than those granted to individuals.
•The moratoriums granted entailed a deferral of principal and interest.
As of 31 December 2020, moratoriums had been granted to 1,728,197 customers, for a total amount of EUR 6,369 million, equivalent to 9.45% of the loan portfolio. The distribution of moratoriums by portfolio is shown below:

EUR million
	Total moratoria	Total portfolio	of which: Expired
Individuals	4,518	35,182	4,451
Mortgages	2,177	7,196	2,129
Consumer	2,341	27,987	2,321
SME & Corporates	1,851	29,874	1,437
Total*	6,369	65,056	5,888
* Total portfolio includes segmented exposure and excludes off-balance
Of the total moratoriums expired at 31 December 2020, EUR 4,448 million were in stage 1, EUR 1,037 million in stage 2 and EUR 403 million in stage 3.
At the end of 2020, 92.44% of the total moratoriums granted by Brazil had expired and only 6.84% of these was classified in stage 3.
Total loans granted by liquidity programmes in Brazil amounted to EUR 2,019 million as of 31 December 2020.
In relation to the overlay calculated to recognize the increase in expected loss due to the current situation of uncertainty, it has been calculated on the basis of a macroeconomic effect, and taking into account the adequate and accurate identification of those significant increases in risk (SICR) that may have occurred, not only based on quantitative and qualitative indicators but also through collective assessments as explained above in the section on estimation of expected loss in Grupo Santander.
Of the total impairment losses, EUR 523 million related to the overlay calculated at 31 December 2020 (EUR 243 million in stage 1, EUR 193 million in stage 2 and EUR 87 million in stage 3).

For the expected losses estimation, prospective information is taken into account. Particularly, Santander Brazil considers three macroeconomic scenarios, periodically updated. The evolution for a period of five years of the main macroeconomic indicators used to estimate the expected losses in Santander Brazil is as follows:

	2020 - 2024
Variables	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate	8.70%	5.60%	4.45%
Unemployment rate	16.48%	9.58%	8.04%
Housing price change	-1.24%	2.69%	6.39%
GDP Growth	-1.40%	2.38%	4.41%
Burden income	21.70%	20.39%	19.02%
In the case of Santander Brazil, the scenarios projected up to 2024 have been complemented with an additional scenario that counts with the appropriate extension to reflect loss materialization, taking into account the loan portfolios shorter average terms and the expected deterioration in the following periods.
Each macroeconomic scenario is associated with a determined likelihood of occurrence. Regarding its assignation, Brazil links the highest weight to the base scenario whilst links the lowest weights to the most extreme scenarios:

	2020	2019	2018
Pessimistic scenario	10%	10%	10%
Base scenario	80%	80%	80%
Optimistic scenario	10%	10%	10%
Regarding the the additional scenario used to calculate the post-model adjustment, the projected evolution of the main macroeconomic indicators for a period of five years is shown below:

	2020-2024
Variables	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate	5.97%	4.25%	4.25%
Unemployment rate	18.00%	12.34%	12.34%
Housing price change	-0.88%	1.84%	1.84%
GDP Growth	-1.62%	1.40%	1.40%
Burden income	22.30%	20.80%	20.80%

The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios is as follows:

	Change in provision
	Consumer	Corporate	Rest
GDP Growth
-100 bp	0.89%	1.66%	0.75%
100 bp	-0.91%	-1.49%	-0.41%
Burden income
-100 bp	-0.82%	1.56%	-0.43%
100 bp	1.61%	0.69%	1.49%
Interest rate (Selic)
-100 bp	-1.43%	0.55%	-0.29%
100 bp	2.11%	8.42%	1.54%
Regarding the stage 2 classification determination, Santander Brazil uses the transaction's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating, setting different thresholds that depend on each portfolio characteristics. SICR is determined by observing the rating's evolution, considering that a significant reduction has occurred when this decrease reaches values between 3.2 and 1, depending on the rating's value at the time of origination.
In addition, for every portfolio, a set of specific qualitative criteria are defined to indicate that the exposure to credit risk has significantly risen, regardless of the evolution of its PD since the initial recognition. Santander Brazil, among other criteria, considers that an operations involves a significant increase in risk when it presents irregular positions for more than 30 days, but in Real State, Consigned and Financial portfolios, where, due to their particular attributes, they use a 60 days threshold. Such criteria depend upon each portfolio’s risk management practices.
3.5. Santander Corporate & Investment Banking
The exposure detail and impairment losses presented for the main geographies includes the Santander Corporate & Investment Banking portfolios. In this sense, due to the type of customers managed in these portfolios, large multinational companies, the Group uses its own credit risk models. These models are common to different geographies using their own macroeconomic scenarios.
The average evolution forecasted in 2020 for a period of five years of the GDP projected for the next few years is presented, which has been used for the estimation of the expected losses, together with the weighting of each scenario:

	2021 - 2025
Variable	Pessimistic scenario	Base scenario	Optimistic scenario
Global GDP growth	3.03%	3.39%	3.56%
The five-year projected development generated in 2019 to estimate the expected loss is shown below:

	2020 - 2024
Variable	Pessimistic scenario	Base scenario	Optimistic scenario
Global GDP growth	3.04%	3.55%	3.83%
Regarding the the long-run scenario used to calculate the post-model adjustment, the projected evolution of the main macroeconomic indicators for the next five years is shown below:

Variable	Long-run scenario
Global GDP growth	1.54%
Each macroeconomic scenarios is associated with a determined likelihood of occurrence. As for its allocation, Santander Corporate & Investment Banking associates the highest weight with the Base Scenario, while associating the lower weights with the more extreme scenarios.

	2020	2019	2018
Pessimistic scenario	30%	30%	20%
Base scenario	40%	40%	60%
Optimistic scenario	30%	30%	20%
With regards to the stage 2 classification determination, SCIB uses the customer's rating as a reference for its PD, taking into account its rating at the time of origination and its current rating for each transaction, setting absolute thresholds for the different rating bands. A SICR implies changes in the rating value between 3.6 and 0.1, depending on the estimated sensitivity of each rating band (from lower to higher credit quality, the rating range goes from 1 to 9.3).
4. Other credit risk aspects
4.1. Credit risk by activity in the financial markets
This section covers credit risk generated in treasury activities with customers, mainly with credit institutions. Transactions are undertaken through money market financial products with different financial institutions and through counterparty risk products, which serve the Group’s customer needs.
According to regulation (EU) n.º 575/2013, counterparty credit risk, which includes derivative instruments, transactions with a repurchase obligation, stock and commodities lending, transactions with deferred repayment and financing of guarantees, arises from the likelihood that a counterparty will default before the final settlement of the transaction's cash flows.
There are two methodologies for measuring this exposure: (i) mark-to-market (MtM) methodology (replacement value of derivatives) plus potential future exposure (add-on); and the Montecarlo simulation to calculate exposures for some countries and products. We also calculate capital at risk and unexpected loss, which is the difference between the economic capital, net of guarantees and recoveries, and expected loss.
After market close, the exposures are recalculated by adjusting transactions to their new time frame, adapting potential future exposure and applying mitigation measures (netting, collateral, etc.) to control exposures directly against the limits approved by senior management. Grupo Santander runs risk control with an integrated system in real time that enables us to know the exposure limit with any counterparty, product and maturity and in any of Santander’s subsidiaries at any time.
4.2. Concentration risk
Concentration risk control is a vital part of our management. The Group continuously monitors the degree of concentration of its credit risk portfolios using various criteria: geographic areas and countries, economic sectors and groups of customers.
The board, via the risk appetite framework, determines the maximum levels of concentration.

In line with these maximum levels and limits, the executive risk committee establishes the risk policies and reviews the appropriate exposure levels for the effective management of the degree of concentration in Santander’s credit risk portfolios.
Grupo Santander must adhere to the regulation on large risks contained in the CRR, according to which the exposure contracted by an entity with a customer or group of associated customers will be considered a large exposure when its value is equal to or greater than 10% of eligible capital.
In addition, in order to limit large exposures, no entity may assume exposures exceeding 25% of its eligible capital with a single customer or group of associated customers, having factored in the credit risk mitigation effect contained in the regulation.
At the end of December, after applying risk mitigation techniques, no group reaches the above-mentioned thresholds.
Regulatory credit exposure with the 20 largest groups within the scope of large risks represented 4.65% of the outstanding credit risk with customers (lending to customers plus off-balance sheet risks) as of December 2020.
The detail, by activity and geographical area of the Group's risk concentration at 31 December 2020 is as follows:

EUR million
	31 December 2020
	Total	Spain	Other EU countries	America	Rest of the world
Central banks and Credit institutions	278,343	69,467	49,359	75,831	83,686
Public sector	166,114	43,121	30,571	83,960	8,462
Of which:
Central government	143,003	32,070	28,988	74,032	7,913
Other central government	23,111	11,051	1,583	9,928	549
Other financial institutions (financial business activity)	113,569	14,882	37,661	27,883	33,143
Non-financial companies and individual entrepeneurs (non-financial business activity) (broken down by purpose)	400,329	125,608	85,897	131,578	57,246
Of which:
Construction and property development	19,105	3,921	3,531	5,631	6,022
Civil engineering construction	5,723	2,924	1,864	798	137
Large companies	232,469	59,037	48,120	86,515	38,797
SMEs and individual entrepreneurs	143,032	59,726	32,382	38,634	12,290
Households – other (broken down by purpose)	501,901	86,076	93,301	112,954	209,570
Of which:
Residential	324,193	60,556	34,102	38,762	190,773
Consumer loans	160,037	17,881	57,033	69,263	15,860
Other purposes	17,671	7,639	2,166	4,929	2,937
Total	1,460,256	339,154	296,789	432,206	392,107
* For the purposes of this table, the definition of risk includes the following items in the public balance sheet: 'Loans and advances to credit institutions', 'Loans and advances to Central Banks', 'Loans and advances to Customers', 'Debt Instruments', 'Equity Instruments', 'Trading Derivatives', 'Hedging derivatives', 'Investments and financial guarantees given'.
4.3. Sovereign risk and exposure to other public sector entities
Sovereign risk occurs in transactions with a central bank. It includes the regulatory cash reserve, issuer risk with the Treasury (public debt portfolio) and risk from transactions with government institutions whose funding only come from the state’s budgetary revenue and not commercial operations.
The historic criteria of Grupo Santander can differ from regular EBA stress test standards. Though the EBA does include national, regional and local government institutions, it does not include deposits with central banks, exposures with insurance companies, indirect exposures via guarantees and other instruments.
According to our management criteria, local sovereign exposure in currencies other than the official currency of the country of issuance is not significant (EUR 12,080 million, 3.8% of total sovereign risk). Furthermore, exposure to non-local sovereign issuers involving cross-border risk[25] is even less significant (EUR 7,168 million, 1.8% of total sovereign risk).
Sovereign exposure in Latin America is mostly in local currency, and is recognised in the local accounts and concentrated in short- term maturities.
Over the past few years, total exposure to sovereign risk has remained in line with regulatory requirements and our strategy to manage this portfolio.
The shifts in our sovereign risk in our countries is due to our liquidity management strategy and the hedging of interest and exchange rates risks. Santander's exposure spreads among countries with varied macroeconomic outlooks and dissimilar growth, interest and exchange rate scenarios.
The shifts observed in the different countries exposure is due to our liquidity management strategy and the hedging of interest and exchange rates risks. Santander's exposure spreads among countries with varied macroeconomic outlooks and dissimilar scenarios in terms of growth, interest and exchange rates.
Our investment strategy for sovereign risk considers country’s credit quality to set the maximum exposure limits:

	2020	2019	2018
AAA	18%	20%	11%
AA	25%	24%	20%
A	25%	18%	31%
BBB	14%	15%	13%
Less than BBB	18%	23%	25%
The exposure in the table below is disclosed following the latest amendments of the regulatory reporting framework carried out by the EBA, which entered into force in 2020:

	2020					2019	2018
	Portfolio
Country	Financial assets designated at fair value through profit or loss	Financial assets at fair value through other comprehensive income	Financial assets at amortized cost	Non-trading financial assets mandatorily at fair value through profit or loss	Total net direct exposure	Total net direct exposure
Spain	4,100	7,048	13,097	—	24,245	35,366	49,640
Portugal	(380)	4,148	4,962	—	8,730	8,689	8,753
Italy	249	2,468	1,298	—	4,015	2,735	261
Greece	—	—	—	—	—	—	—
Ireland	—	—	—	—	—	—	—
Rest Eurozone	(29)	1,687	2,396	—	4,054	1,809	2,778
UK	(1,672)	612	963	—	(97)	10,363	10,869
Poland	16	10,263	668	—	10,947	8,366	11,229
Rest of Europe	7	121	942	—	1,070	777	329
US	589	9,501	5,458	—	15,548	16,299	8,682
Brazil	5,127	17,281	5,309	—	27,717	28,998	27,054
Mexico	8,005	10,256	2,768	—	21,029	13,673	10,415
Chile	148	6,732	75	—	6,955	3,460	1,776
Rest of America	19	397	542	—	958	1,029	893
Rest of the world	—	3,776	976	—	4,752	4,813	6,222
Total	16,179	74,290	39,454	—	129,923	136,377	138,901

CURRENT REFINANCING AND RESTRUCTURING BALANCES
Amounts in EUR million, except number of transactions that are in units

	Total
	Without real guarantee		With real guarantee
					Maximum amount of the actual collateral that can be considered		Impairment of accumulated value or accumulated losses in fair value due to credit risk
	Number of transactions	Gross amount	Number of transactions	Gross amount	Real estate guarantee	Rest of real guarantees
Credit entities	—	—	—	—	—	—	—
Public sector	40	21	17	9	7	—	1
Other financial institutions and: individual shareholder	615	22	565	123	38	55	29
Non-financial institutions and individual shareholder	176,310	4,936	45,872	9,872	6,444	828	4,475
Of which financing for constructions and property development	6,395	131	1,557	802	599	38	246
Other warehouses	2,569,758	4,059	427,282	10,117	6,239	1,561	3,657
Total	2,746,723	9,038	473,736	20,121	12,728	2,444	8,162
Financing classified as non-current assets and disposable groups of items that have been classified as held for sale	—	—	—	—	—	—	—
In 2020, the amortised cost of financial assets whose contractual cash flows were modified during the year when the corresponding loss adjustment was valued at an amount equal to the expected credit losses over the life of the asset amounted to EUR 4,454 million, without these modifications having a material impact on the income statement. Also, during 2020, the total of financial assets that have been modified since the initial recognition, and whose correction for expected loss has gone from being valued during the entire life of the asset to the following twelve months, amounts to EUR 1,478 million.
The transactions presented in the foregoing tables were classified at 31 December 2020 by nature, as follows:
•Non-performing: Operations that rest on an inadequate payment scheme will be classified within the non-performing category, regardless they include contract clauses that delay the repayment of the operation throughout regular payments or present amounts written off the balance sheet for being considered irrecoverable.
•Performing: Operations not classifiable as non-performing will be classified within this category. Operations will also will be classified as normal if they have been reclassified from the non-performing category for complying with the specific criteria detailed below:
a)A period of a year must have expired from the refinancing or restructuring date.
b)The owner must have paid for the accrued amounts of the capital and interests, thus reducing the rearranged capital amount, from the date when the restructuring of refinancing operation was formalised.
c)The owner must not have any other operation with amounts past due by more than 90 days on the date of the reclassification to the normal risk category.
Attending to the credit attention 49% of the forborne loan transactions are classified as other than non-performing. Particularly noteworthy are the level of existing guarantees (52% of transactions are secured by collateral) and the coverage provided by specific allowances (representing 28% of the total forborne loan portfolio and 43% of the non-performing portfolio)
The table below shows the changes in 2020 in the forborne loan portfolio (net of provisions):

EUR million
2020
Beginning balance	23,430
Refinancing and restructuring of the period	8,351
Memorandum item: impact recorded in the income statement for the period	2,249
Debt repayment	(5,449)
Foreclosure	(293)
Derecognised from the consolidated balance sheet	(1,314)
Others variations	(3,728)
Balance at end of year	20,997

2020
Of which, non-performing/Doubtful
Without real guarantee		With real guarantee
				Maximum amount of the actual collateral that can be considered		Impairment of accumulated value or accumulated losses in fair value due to credit risk
Number of transactions	Gross amount	Number of transactions		Real estate guarantee	Rest of real guarantees
—	—	—	—	—	—	—
19	1	9	3	3	—	1
323	12	358	79	26	49	27
103,692	3,160	31,861	6,147	3,944	355	4,091
3,838	50	1,023	509	255	14	225
1,299,317	1,762	148,862	3,831	2,703	241	2,272
1,403,351	4,935	181,090	10,060	6,676	645	6,391
—	—	—	—	—	—	—
c) Market, structural and liquidity risk
1. Activities subject to market risk and types of market risk
Activities subject to market risk encompass transactions where risk is assumed as a consequence of potential changes in interest rates, inflation rates, exchange rates, stock prices, credit spreads, commodity prices, volatility and other market factors; the liquidity risk from our products and markets, and the balance sheet liquidity risk. Therefore, they include trading risks and structural risks.
•Interest rate risk arises from changes in interest rates that could adversely affect the value of a financial instrument, a portfolio or the group as a whole. It affects loans, deposits, debt securities and most assets and liabilities in trading books and derivatives.
•Inflation rate risk originates from changes in inflation rates that could adversely affect the value of a financial instrument, a portfolio or the entire group. It affects instruments such as loans, debt securities and derivatives, where returns are linked to future inflation values or a change in the current rate.
•Exchange rate risk is the sensitivity to movements in exchange rates of a position’s value not denominated in the base currency. A long or open position in a foreign currency may produce a loss if it depreciates against the base currency. Exposures affected by this risk include non-euro investments in subsidiaries and transactions in foreign currency.•Credit spread risk is the sensitivity of the value of an open positions in fixed income securities or credit derivatives to movements in the credit spread curves or recovery rates associated with specific issuers and types of debt. The spread is the difference between financial instruments with a quoted margin over other benchmark instruments, mainly the internal rate of return (IRR) of government bonds and interbank interest rates.
•Commodity price risk is the risk from changes in commodity prices. Our exposure to this risk is not significant, mainly coming from our customers’ derivative transactions in commodities.
•Volatility risk is the sensitivity of the value of a portfolio to changes in the volatility of risk factors such as interest rates, exchange rates, shares and credit spreads. This risk is incurred by all financial instruments, in which volatility is a variable in valuation. The most significant case is the financial options portfolio.
All these market risks can be partly or fully mitigated with derivatives such as options, futures, forwards and swaps.
There are other types of market risk that require more complex hedging:
•Correlation risk is the sensitivity of the portfolio to changes in the relationship between risk factors (correlation) of the same type (e.g., two exchange rates) or different types (e.g., an interest rate and the price of a commodity).
•Market liquidity risk originates when Grupo Santander or a subsidiary cannot reverse or close a position without an impact on the market price or the transaction cost. Market liquidity risk can be caused by a reduction in the number of market makers or institutional investors, the execution of a large volume of transactions or market instability. This risk could also increase depending on how exposures are distributed among products and currencies.
•Pre-payment or cancellation risk originates when on-balance- sheet instruments (such as mortgages or deposits) may have options that allow holders to buy or sell them or alter future cash flows. Potential mismatches on the balance sheet pose a risk since cash flows may have to be reinvested at an interest rate that is potentially lower (assets) or higher (liabilities).
•Underwriting risk arises from an entity’s involvement in underwriting or placing securities or other types of debt when it assumes the risk of having to acquire issued securities partially if they have not fully been taken up by potential buyers.
•Balance sheet liquidity risk must also be considered. Unlike market liquidity risk, it is defined as the possibility of meeting payment obligations late or at an excessive cost. Losses may be caused by forced sales of assets or margin impacts due to the mismatch between expected cash inflows and outflows.
•Pension and actuarial risks also depend on potential shifts in market factors. Further details are provided at the end of this section.
1. Trading market risk management
Setting market risk limits is a dynamic process that follows predefined risk appetite levels. It is part of senior management's annual limits plan that extends to all subsidiaries.
The standard methodology for risk management and control in trading, measures the maximum expected loss with a specific level of confidence and time frame. The standard for historical simulation is a confidence level of 99% over one day. We apply statistical adjustments efficiently to incorporate recent developments affecting our levels of risk. Our time frame is two years or at least 520 days from the reference date of the VaR calculation.
The balance sheet items in the Group’s consolidated position that are subject to market risk are shown below, distinguishing those positions for which the main risk metric is VaR from those for which risk monitoring is carried out using other metrics:

		Main market risk metric
	Balance sheet amount	VaR	Other	Main risk factor for 'Other' balance
Assets subject to market risk
Cash, cash balances at central banks and other deposits on demand	153,839		153,839	Interest rate
Financial assets held for trading	114,945	114,945		Interest rate, spread
Non-trading financial assets mandatorily at fair value through profit or loss	4,486	3,234	1,252	Interest rate, Equity market
Financial assets designated at fair value through profit or loss	48,717	35,337	13,380	Interest rate
Financial assets designated at fair value through other comprehensive income	120,953	2,783	118,170	Interest rate, spread
Financial assets at amortized cost	958,378		958,378	Interest rate
Hedging derivatives	8,325		8,325	Interest rate, exchange
Changes in the fair value of hedged items in portfolio hedges of interest risk	1,980		1,980	Interest rate
Other assets	96,627
Total assets	1,508,250

Liabilities subject to market risk
Financial liabilities held for trading	81,167	81,167		Interest rate, spread
Financial liabilities designated at fair value through profit or loss	48,038	14,641	33,397	Interest rate
Financial liabilities at amortized cost	1,248,188		1,248,188	Interest rate, spread
Hedging derivatives	6,869		6,869	Interest rate, exchange
Changes in the fair value of hedged items in portfolio hedges of interest rate risk	286		286	Interest rate
Other liabilities	32,380
Total liabilities	1,416,928
Equity	91,322
The following table displays the latest and average VaR values at 99% by risk factor over the last three years, the lowest and highest values in 2020 and the ES at 97.5% as of the end of December 2020:

VaR statistics and expected shortfall by risk factorA
EUR million. VaR at 99% and ES at 97.5% with one day time horizon
	2020					2019		2018
	VaR (99%)				ES (97.5%)	VaR		VaR
	Min	Average	Max	Latest	Latest	Average	Latest	Average	Latest
Total Trading	6.5	12.5	54.8	8.3	8.1	12.1	10.3	9.7	11.3
Diversification effect	(6.0)	(13.1)	(15.8)	(11.8)	(12.6)	(8.2)	(9.9)	(9.3)	(11.5)
Interest rate	4.7	9.2	29.2	5.4	5.9	10.0	9.2	9.4	9.7
Equities	2.1	4.4	14.7	3.1	3.7	2.9	4.8	2.4	2.8
Exchange rate	2.6	5.9	12.9	6.0	5.5	3.9	2.6	3.9	6.2
Credit spread	3.1	5.5	11.4	4.5	4.5	3.4	3.5	3.4	4.1
Commodities	0.0	0.5	2.5	1.1	1.0	0.0	0.0	—	—

Total Europe	5.0	10.5	39.1	8.0	9.3	6.3	10.1	5.0	5.5
Diversification effect	(4.6)	(10.6)	(21.9)	(8.9)	(8.8)	(6.9)	(8.3)	(6.7)	(8.2)
Interest rate	3.2	7.9	24.0	6.5	7.2	6.0	8.2	5.0	5.8
Equities	2.1	4.3	15.0	3.0	3.6	1.9	4.9	1.1	1.2
Exchange rate	1.3	3.5	10.7	2.9	2.7	1.9	1.9	1.7	2.1
Credit spread	3.1	5.5	11.4	4.5	4.5	3.4	3.5	3.9	4.6
Commodities	0.0	0.0	0.0	0.0	0.0	0.0	0.0	—	—

Total North America	2.8	6.6	13.7	2.9	2.7	3.5	3.8	7.2	8.3
Diversification effect	0.7	(2.2)	(5.3)	(1.1)	(0.9)	(1.3)	(2.1)	(4.8)	(2.7)
Interest rate	1.6	3.4	7.1	3.3	3.0	2.6	3.4	6.4	7.7
Equities	0.0	0.3	1.2	0.1	0.1	0.2	0.1	0.1	—
Exchange rate	0.5	5.1	10.7	0.5	0.5	2.0	2.4	5.5	3.3

Total South America	2.4	5.6	26.4	4.5	5.0	9.5	6.0	7.2	10.0
Diversification effect	(0.8)	(3.4)	(13.8)	(4.3)	(3.7)	(2.9)	(3.8)	(3.5)	(2.3)
Interest rate	2.3	5.2	26.3	4.1	4.2	7.8	5.9	6.4	6.6
Equities	0.2	1.0	6.3	0.5	0.5	2.0	1.7	2.5	2.9
Exchange rate	0.8	2.7	7.6	4.2	4.2	2.6	2.1	1.9	2.9
A. In South America and North America, VaR levels of credit spreads and commodities are not shown separately due to their low or null materiality.
By the end of December, VaR had decreased by EUR 2 million vs. the end of 2019. Average VaR increased slightly by EUR 0.4 million. By risk factor, average VaR increased in most factors due to higher market volatility along the year. By geographic area, average VaR rose in Europe and North America but remained at low levels.
VaR by risk factor has generally remained stable over the last few years. Temporary rises are due more to temporary increases in the volatility of market prices than to significant changes in positions.
Grupo Santander's exposure to complex structured instruments and assets is very limited, this is a reflection of our risk culture and prudent risk management. At the end of December 2020, the exposures in this area were:
• Hedge funds: exposure was EUR 344 million (all indirect), acting as counterparty in derivatives transactions. We analyse the risk related to this type of counterparty on a case by case basis, establishing percentages of collateralization based on each fund’s features and assets.
• Monolines: no exposure at the end of December 2020.
Grupo Santander's policy for approving new transactions in these products remains extremely prudent and conservative.
It is strictly supervised by top management.
Backtesting
Actual losses can differ from those forecast by VaR due to the aforementioned limitations of this metric. Grupo Santander regularly analyses the accuracy of the VaR calculation model to confirm its reliability. The most important tests have backtesting:
•For hypothetical P&L backtesting and for the total portfolio, we observed overshootings in VaR at 99% on 9 and 12 March and on 7 July and on 30 December.
•In the case of VaE at 99%, overshootings was observed on 20 March.
•Most of overshootings were due to the strong market variations caused by the health crisis.
•The overshootings we observed in 2020 are consistent with the assumptions in the VaR calculation model.

IBOR Reform
Since 2015, central banks and regulators in several major jurisdictions have convened Working Groups (WGs) to find and implement the transition to suitable replacements for some existing ‘IBOR’ benchmarks, such as Euro Overnight Index Average (EONIA) and London Interbank Offered Rates (LIBORs).
On 27 July 2017, the Chief Executive of the U.K. Financial Conduct Authority (the FCA), which regulates the LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of the LIBOR benchmarks after 2021. This announcement indicates that the continuation of LIBORs on the current basis cannot be guaranteed after 2021. Therefore, after 2021 LIBORs may cease to be calculated.
Additionally, on 13 September 2018 the WG euro RFR recommended that the Euro Short Term Rate (€STR) shall replace EONIA. Since 2 October 2019, the date on which the €STR became available, EONIA changed its methodology to be calculated as the €STR plus a spread of 8.5 basis points. This change in EONIA’s methodology is intended to facilitate the market’s transition from EONIA to €STR, with the former expected to be discontinued by the 3 January 2022.
On October 2020, the International Swaps and Derivatives Association (ISDA) launched the IBOR Fallbacks Protocol, which will become effective on 25 January 2021, and will provide derivatives market participants with new IBOR fallbacks for legacy and new derivatives contracts. Banco Santander S.A. and several subsidiaries have adhered to this protocol.
On December 2020, ICE Benchmark Administration (IBA), the FCA-regulated and authorized administrator of LIBOR, announced its intention that one week and two months USD LIBOR settings will cease at end-2021, while the rest of USD LIBOR tenors (Overnight and 1, 3, 6 and 12 months) will cease at end-June 2023.
On December 2020, the European Union Council endorsed new rules amending of the EU Benchmark Regulation (BMR). The aim of the amendments to the Benchmark Regulation is to make sure that a statutory replacement benchmark can be established by the regulators by the time a systemically important benchmark is no longer in use, and thus protect financial stability on EU markets. It is likely that the regulators decide to use these powers in order to mitigate, as much as possible, systemic risks that might result from the phasing out of the London Inter-Bank Offered Rate (LIBOR) by the end of 2021. The new rules give the Commission the power to replace so-called 'critical benchmarks', which could affect the stability of financial markets in Europe, and other relevant benchmarks, if their termination would result in a significant disruption in the functioning of financial markets in the EU. The Commission will also be able to replace third-country benchmarks if their cessation would result in a significant disruption in the functioning of financial markets or pose a systemic risk for the financial system in the EU..
Interest rate benchmarks have an extended footprint in a significant number of contracts that Santander Group is holding and are used in multiple processes. The most relevant interest rate benchmarks for Santander are EURIBOR, EONIA,
USD-LIBOR, GBP-LIBOR, and CHF-LIBOR. Santander Group uses these benchmarks as the reference rate not only for derivatives, but also for loans, discounting products, deposits, collateral agreements and floating rate notes, among others.
The main risks to which Santander is exposed arising from financial instruments because of the transition are: (i) legal risks arising from potential changes required to documentation for new and existing transactions; (ii) risk management, financial and accounting risks arising from market risk models and from valuation, hedging, discontinuation and recognition of financial instruments linked to benchmark rates; (iii) business risk of a decrease in revenues of products linked to indices that will be replaced; (iv) pricing risks arising from how changes to benchmark indices could impact pricing mechanisms on some instruments; (v) operational risks arising from the potential requirement to adapt IT systems, trade reporting infrastructure and operational processes; (vi) conduct risks arising from the potential impact of communication with customers and engagement during the transition period and (vii)litigation risks regarding our existing products and services, which could adversely impact our profitability.
In order to monitor the risks and address the challenges of the transition, Santander launched the IBOR Transition Programme in 2019. This programme has a group wide scope and reports on a regular basis to Executive Management involving statutory committees. Its main objective is to ensure a smooth operational transition and to anticipate and address any potential customer and conduct related issues that could arise from the IBOR transition. It also aims to ensure that all impacted areas, business units and geographies understand the risks associated with the transition in a homogeneous way and can take appropriate measures to mitigate them.

Santander’s IBOR Transition Programme is aligned with the recommendations, guidance and milestones defined by regulators and working groups of different jurisdictions and is structured around the following areas: Technology & Operations, Legal, Client Outreach, Risk Management & Models, Conduct & Communications and Accounting & Finance.
Santander is engaged with the public and private sector initiatives in connection with IBOR transition. As part of this involvement, Santander participates in the WG Risk Free Rate Groups of different jurisdictions in Europe and America. Santander provides active feedback on the multiple consultations issued by industry forums, market associations, bank associations and other public organisms on this issue.
2. Structural balance sheet risks
2.1. Main aggregates and variations
The market risk profile inherent to the Group’s balance sheet, in relation to its asset volumes and shareholders’ equity, as well as the budgeted net interest income margin, remained moderate in 2020, in line with previous years.
Structural VaR
A standardized metric such as VaR can be used for monitoring total market risk for the banking book (excluding the trading activity of SCIB). Santander distinguishes fixed income considering interest rates and credit spreads on ALCO portfolios, exchange rates and equities.
In general, structural VaR is not material in terms of our volume of total assets or equity.

Structural VaR
EUR million. Structural VaR 99% with a temporary horizon of one day.
	2020				2019		2018
	Min	Average	Max	Latest	Average	Latest	Average	Latest
Structural VaR	611.4	911.0	1,192.1	903.1	511.4	729.1	568.5	556.8
Diversification effect	(227.2)	(349.8)	(261.0)	(263.4)	(304.2)	(402.0)	(325.0)	(267.7)
VaR interest rate*	345.5	465.1	581.9	345.5	345.6	629.7	337.1	319.5
VaR exchange rate	317.8	499.9	547.0	502.6	308.1	331.7	338.9	324.9
VaR equities	175.3	295.9	324.2	318.5	161.9	169.8	217.6	180.1
* Includes credit spread VaR on ALCO portfolios.
Structural interest rate risk
•Europe
The EVE and NII sensitivities of our main balance sheets (Santander Spain and Santander UK) are usually positive.
Exposure in all countries was moderate in relation to the annual budget and capital levels in 2020.
By the end of December 2020, considering the scenarios previously mentioned, the most significant risk of NII sensitivity was in the euro, at EUR 191 million; the Polish zloty, at EUR 66 million; the British pound yield curve at EUR 25 million; and the US dollar, at EUR 19 million, all relating to the risk of rate cuts.
The most significant risk in economic value of equity was in the euro interest rate curve, at EUR 2,236 million; the British pound at EUR 643 million ; the US dollar at EUR 142 million; and the Polish zloty at EUR 22 million, all relating to the risk of rate cuts.
•North America
The EVE and NII of our North American balance sheets (excluding the EVE of Mexico) usually show positive sensitivities to interest rates.
Exposure in all countries was moderate in relation to the annual budget and capital levels in 2020.
By the end of December, the most significant risk to net interest income was mainly in the US (EUR 61 million).
The most significant risk to the economic value of equity was also in the US (EUR 1,035 million).
•South America
The economic value and net interest income in our South American balance sheets are usually positioned for interest rate cuts.
Exposure in all countries was moderate in relation to the annual budget and capital levels in 2020.
By the end of December, the most significant risk to net interest income was mainly located in Chile (EUR 80 million) and Brazil (EUR 68 million).
The most significant risk to the economic value of equity was also mainly in Chile (EUR 313 million) and Brazil (EUR 278 million).
Structural foreign currency rate risk/results hedging
The structural exchange rate risk is driven by transactions in foreign currencies related to permanent financial investments, their results and related hedges. The dynamic management of this risk seeks to limit the impact on the core capital ratio of foreign exchange rate movements. In 2020, hedging of the core capital ratio for foreign exchange rate risk was kept close to 100%.
In December 2020, the largest exposures of permanent investments (with their potential impact on equity) were (in order) in US dollars, British pounds sterling, Brazilian real, Mexican pesos, Chilean pesos and Polish zlotys. Santander hedges some positions (which are permanent in nature) with foreign exchange-rate derivatives. The Finance Division is also responsible for foreign exchange rate risk management, hedging expected results and dividends in subsidiaries whose base currency is not the euro.
Structural equity risk
Grupo Santander maintains equity positions in its banking book as well as in its trading portfolio. These positions are maintained as equity instruments or equity stakes depending on the percentage owned or control.
The equity portfolio in the banking book at the end of December 2020 was diversified between securities in various countries, e.g. Spain, China, Morocco and Poland. Most of the portfolio is invested in the finance and insurance sectors. Among other sectors with lower exposure allocations real estate is included.
Structural equity positions are exposed to market risk. VaR is calculated for these positions with market price data series or proxies. By the end of September 2020, the VaR at 99% over a one day time horizon was EUR 319 million (EUR 170 million and EUR 180 million at the end of 2019 and 2018, respectively).
2.2. Methodologies
Structural interest rate risk
Grupo Santander analyses the potential impact of changes in interest rate levels on EVE and NII. Depending on the changes in rates, impacts will be different and therefore various subtypes of interest rate risk need to be monitored and managed, such as repricing, curve or basis risk.
Based on the balance-sheet interest rate position and the market situation and outlook, financial actions (such as transacting positions or setting interest rates for products marketed) may be needed to attain the desired risk profile determined by Grupo Santander.
The suite of metrics used to monitor interest rate risks includes the sensitivity of NII and EVE to changes in interest rates, and value at risk (VaR) for calculating economic capital.
Structural exchange-rate risk/hedging of results
These activities are monitored daily via position measurements, VaR and results.
Structural equity risk
These activities are monitored via position measurements, VaR and results, on a monthly basis.
3. Liquidity risk
Structural liquidity management aims to fund the Group’s recurring activity optimising maturities and costs, while avoiding taking on undesired liquidity risks.
Santander’s liquidity management is based on the following principles:
•Decentralised liquidity model.
•Medium- and long-term (M/LT) funding needs must be covered by medium- and long-term instruments.
•High contribution from customer deposits due to the retail nature of the balance sheet.
•Diversification of wholesale funding sources by instruments/ investors, markets/currencies and maturities.
•Limited recourse to short-term funding.
•Availability of sufficient liquidity reserves, including standing facilities/discount windows at central banks to be used in adverse situations.
•Compliance with regulatory liquidity requirements both at Group and subsidiary level, as a new factor conditioning management.
The effective application of these principles by all institutions comprising the Group required the development of a unique management framework built upon three fundamental pillars:
•A solid organisational and governance model that ensures the involvement of the subsidiaries’ senior management in decision-taking and its integration into the Group’s global strategy. The decision-making process for all structural risks, including liquidity and funding risk, is carried out by local Asset and Liability Committees (ALCOs) in coordination with the global ALCO, which is the body empowered by the Bank's board in accordance with the corporate Asset and Liability Management (ALM) framework.
This governance model has been reinforced as it has been included within Santander's Risk Appetite Framework. This framework meets demands from regulators and market players emanating from the financial crisis to strengthen banks’ risk management and control systems.
•In-depth balance sheet analysis and measurement of liquidity risk, supporting decision-taking and its control. The objective is to ensure the Group maintains adequate liquidity levels necessary to cover its short- and long-term needs with stable funding sources, optimising the impact of their costs on the income statement.
Grupo Santander’s liquidity risk management processes are contained within a conservative risk appetite framework established in each geographic area in accordance with its commercial strategy. This risk appetite establishes the limits within which the subsidiaries can operate in order to achieve their strategic objectives.
•Management adapted in practice to the liquidity needs of each business. Every year, based on business needs, a liquidity plan is developed which seeks to achieve:
•a solid balance sheet structure, with a diversified presence in the wholesale markets;
•the use of liquidity buffers and limited encumbrance of assets;
•compliance with both regulatory metrics and other metrics included in each entity’s risk appetite statement.
Over the course of the year, all dimensions of the plan are monitored.
The Group continues to develop the ILAAP (Internal Liquidity Adequacy Assessment Process), an internal self-assessment of liquidity adequacy which must be integrated into the Group’s other risk management and strategic processes. It focuses on both quantitative and qualitative matters and is used as an input to the SREP (Supervisory Review and Evaluation Process). The ILAAP evaluates the liquidity position both in ordinary and stressed scenarios.
iii. Asset encumbrance
In accordance with the guidelines established by the European Banking Authority (EBA) in 2014 on committed and uncommitted assets, the concept of assets committed in financing transactions (asset encumbrance) includes both on-balance sheet assets provided as collateral in transactions to obtain liquidity and off-balance sheet assets that have been received and reused for similar purposes, as well as other assets associated with liabilities for reasons other than financing.
The residual maturities of the liabilities associated with the assets and guarantees received and committed are presented below, as of 31 of December of 2020 (thousand of million of euros):

Residual maturities of the liabilities	Unmatured	<=1month	>1 month <=3 months	>3 months <=12 months	>1 year <=2 years	>2 years <=3 years	3 years <=5 years	5 years <=10 years	>10 years	Total
Committed assets	35.7	40.2	10.2	35.5	32.4	106.4	50.5	23.9	15.6	350.4
Guarantees received	29.7	30.6	3.9	16.9	1.4	0.5	1.6	—	0.1	84.7
The reported Group information as required by the EBA at 2020 year-end is as follows:

On-balance-sheet encumbered assets
EUR billion
	Carrying amount of encumbered assets	Fair value of encumbered assets	Fair value of non-encumbered assets	Carrying amount of non-encumbered assets
Loans and advances	249.5		884.7
Equity instruments	5.8	5.8	9.9	9.9
Debt securities	61.9	60.7	114.6	115.4
Other assets	33.2		148.7
Total assets	350.4		1,157.9

Encumbrance of collateral received
EUR billion
	Fair value of encumbered collateral received or own debt securities issued	Fair value of collateral received or own debt securities issued available for encumbrance
Collateral received	84.7	43.0
Loans and advances	—	—
Equity instruments	3.5	5.9
Debt securities	80.3	37.1
Other collateral received	0.9	—
Own debt securities issued other than own covered bonds or ABSs	—	0.9

Encumbered assets and collateral received and matching liabilities
EUR billion
	Matching liabilities, contingent liabilities or securities lent	Assets, collateral received and own debt securities issued other than covered bonds and ABSs encumbered
Total sources of encumbrance (carrying amount)	306.3	435.1
On-balance-sheet encumbered assets amounted to EUR 350,400 million, of which 71% are loans (mortgage loans, corporate loans, etc.). Off-balance-sheet encumbered assets amounted to EUR 84,700 million, relating mostly to debt securities received as security in asset purchase transactions and re-used.
Taken together, these two categories represent a total of EUR 435,100 million of encumbered assets, which give rise to EUR 306,300 million matching liabilities.
As of December 2020, total asset encumbrance in funding operations represented 26.6% of the Group’s extended balance sheet under EBA criteria (total assets plus guarantees received: EUR 1,635,900 million as of December 2020). This percentage has been increased from 24.1% that presented the Group as of December 2019.
d) Capital risk
In the second line of defence, capital risk management can independently challenge business and first-line activities by:
•Supervising capital planning and adequacy exercises through a review of the main components affecting the capital ratios.
•Identifying key metrics to calculate the Group’s regulatory capital, setting tolerance levels and analysing significant variations, as well as single transactions with impact on capital.
•Reviewing and challenging the execution of capital actions proposed in line with capital planning and risk appetite.
Grupo Santander commands a sound solvency position, above the levels required by regulators and by the European Central bank.
Regulatory capital
At 1 January 2021, at a consolidated level, the Group must maintain a minimum capital ratio of 8.85% of CET1 (4.50% being the requirement for Pillar I, 0.84% being the requirement for Pillar 2R (requirement), 2.50% being the requirement for capital conservation buffer, 1.00% being the requirement for G-SIB and 0.01% being the requirement for anti-cyclical capital buffer).
Grupo Santander must also maintain a minimum capital ratio of 10.63% of tier 1 and a minimum total ratio of 13.01%.
In 2020, the solvency target set was achieved. Santander’s CET1 ratio stood at 12.34% (figures calculated by applying the transitional provisions of IFRS 9) at the close of the year, demonstrating its organic capacity to generate capital. The key regulatory capital figures are indicated below:

Reconciliation of accounting capital with regulatory capital
EUR million
	2020	2019	2018
Subscribed capital	8,670	8,309	8,118
Share premium account	52,013	52,446	50,993
Reserves	62,777	56,526	53,988
Treasury shares	(69)	(31)	(59)
Attributable profit	(8,771)	6,515	7,810
Approved dividend	—	(1,662)	(2,237)
Shareholders’ equity on public balance sheet	114,620	122,103	118,613
Valuation adjustments	(33,144)	(22,032)	(22,141)
Non-controlling interests	9,846	10,588	10,889
Total Equity on public balance sheet	91,322	110,659	107,361
Goodwill and intangible assets	(15,711)	(28,478)	(28,644)
Eligible preference shares and participating securities	9,102	9,039	9,754
Accrued dividend	(478)	(1,761)	(1,055)
Other adjustments*	(5,734)	(9,923)	(9,700)
Tier 1* **	78,501	79,536	77,716
* Fundamentally for non-computable non-controlling interests and deductions and reasonable filters in compliance with CRR.
* Figures calculated by applying the transitional provisions of IFRS 9.
The following table shows the capital coefficients and a detail of the eligible internal resources of the Group:

	2020	2019	2018
Capital coefficients
Level 1 ordinary eligible capital (EUR million)	69,399	70,497	67,962
Level 1 additional eligible capital (EUR million)	9,102	9,039	9,754
Level 2 eligible capital (EUR million)	12,514	11,531	11,009
Risk-weighted assets (EUR million)	562,580	605,244	592,319
Level 1 ordinary capital coefficient (CET 1)	12.34%	11.65%	11.47%
Level 1 additional capital coefficient (AT1)	1.61%	1.49%	1.65%
Level 1 capital coefficient (TIER1)	13.95%	13.14%	13.12%
Level 2 capital coefficient (TIER 2)	2.23%	1.91%	1.86%
Total capital coefficient	16.18%	15.05%	14.98%

Eligible capital
EUR million
	2020	2019	2018
Eligible capital
Common Equity Tier I	69,399	70,497	67,962
Capital	8,670	8,309	8,118
(-) Treasure shares and own shares financed	(126)	(63)	(64)
Share Premium	52,013	52,446	50,993
Reserves	64,766	57,368	55,036
Other retained earnings	(34,937)	(22,933)	(23,022)
Minority interests	6,669	6,441	6,981
Profit net of dividends	(9,249)	3,092	4,518
Deductions	(18,407)	(34,163)	(34,598)
Goodwill and intangible assets	(15,711)	(28,478)	(28,644)
Others	(2,696)	(5,685)	(5,954)
Additional Tier I	9,102	9,039	9,754
Eligible instruments AT1	8,854	9,209	9,666
T1-excesses-subsidiaries	248	(170)	88
Residual value of dividends	—	—	—
Others	—	—	—
Tier II	12,514	11,531	11,009
Eligible instruments T2	13,351	12,360	11,306
Gen. funds and surplus loans loss prov. IRB	—	—	—
T2-excesses - subsidiaries	(837)	(829)	(297)
Others	—	—	—
Total eligible capital	91,015	91,067	88,725
Note: Banco Santander and its affiliates had not taken part in any State aid programmes.
Leverage ratio
The leverage ratio has been defined within the regulatory framework of Basel III as a measure of the capital required by financial institutions not sensitive to risk. The Group performs the calculation as stipulated in CRD IV and its subsequent amendment in EU Regulation no. 573/2013 of 17 January 2015, which was aimed at harmonising calculation criteria with those specified in the BCBS 'Basel III leverage ratio framework' and 'Disclosure requirements' documents.
This ratio is calculated as tier 1 capital divided by leverage exposure. Exposure is calculated as the sum of the following items:
•Accounting assets, excluding derivatives and items treated as deductions from tier 1 capital (for example, the balance of loans is included, but not that of goodwill).
•Off-balance-sheet items (mainly guarantees, unused credit limits granted and documentary credits) weighted using credit conversion factors.
•Inclusion of net value of derivatives (gains and losses are netted with the same counterparty, minus collaterals if they comply with certain criteria) plus a charge for the future potential exposure.
•A charge for the potential risk of security funding transactions.
•Lastly, it includes a charge for the risk of credit derivative swaps (CDS).
With the publication of Regulation (EU) 2019/876 of 20 May, 2019, amending Regulation (EU) n.º 575/2013 as regards the leverage ratio, the final calibration of the ratio is set at 3% for all entities and, for systemic entities G-SIB, an additional surcharge is also established which will be 50% of the cushion ratio applicable to the EISM. In addition, modifications are included in its calculation, including the exclusion of certain exposures from the total exposure measure: public loans, transfer loans and officially guaranteed export credits.
Banks will have to implement the final definition of the leverage ratio by June 2021 and comply with the new calibration of the ratio (the surcharge for G-SIB) from January 2023.

EUR million
	2020	2019	2017
Leverage
Level 1 Capital	78,501	79,536	77,716
Exposure	1,471,480	1,544,614	1,489,094
Leverage Ratio	5.33%	5.15%	5.22%
Global systemically important banks
Grupo Santander is one of 30 banks designated as global systemically important banks (G-SIBs).
The designation as a systemically important entity is based on the measurement set by regulators (the FSB and BCBS), based on 5 criteria (size, cross-jurisdictional activity, interconnectedness with other financial institutions, substitutability and complexity).
This definition means it has to fulfil certain additional requirements, which consist mainly of a capital buffer -1%, in TLAC requirements (total loss absorbing capacity), that we have to publish relevant information more frequently than other banks, greater regulatory requirements for internal control bodies, special supervision and drawing up of special reports to be submitted to supervisors.
The fact that Grupo Santander has to comply with these requirements makes it a more solid bank than its domestic rivals.